Exhibit 10.1

PURCHASE AND SALE AGREEMENT

by and among

IMI MTLR LLC,
an Arkansas limited liability company

and

IMI MTLR II LLC,
an Arkansas limited liability company

and

IREIT BUSINESS MANAGER& ADVISOR, INC.,
an Illinois corporation

Property Name: Midtowne Little Rock Shopping Center
Location: 201 North University Avenue, Little Rock, Arkansas

Date: March 10, 2014

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of March 10, 2014, by and among IMI MTLR LLC, an Arkansas limited liability company (“Fee Seller”), IMI MTLR II LLC, an Arkansas limited liability company (“Leasehold Seller”, together with Fee Seller, “Seller”), and IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:

ARTICLE 1 - CERTAIN DEFINITIONS

As used herein, the following terms shall have the following meanings:

“Agreement” is defined in the Introductory Paragraph.

“business day” shall mean any day other than Saturday, Sunday, any Federal holiday, or any holiday in the State in which the Property is located. If any period expires on a day which is not a business day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a business day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding business day.

“Bill of Sale” is defined in Subsection 7.3(b).

“Buyer” is defined in the Introductory Paragraph.

“Buyer’s Reports” shall mean the results of any examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations prepared by or for or otherwise obtained by any Buyer’s Representatives in connection with Buyer’s Due Diligence.

“Buyer’s Representatives” shall mean Buyer, its partners, and members and any of the officers, directors, employees, agents, representatives and attorneys of Buyer or any such direct or indirect owner of any beneficial interest in Buyer, its partners or members.

“Closing” shall mean the closing of the Transaction.

“Closing Date” shall mean the date which is ten (10) days after the last day of the Due Diligence Period, as the same may be extended pursuant to the express terms of this Agreement.

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“Closing Documents” shall mean all documents and instruments executed and delivered by Buyer or Seller pursuant to the terms of this Agreement or otherwise in connection with the Transaction or this Agreement, including, without limitation, the documents and instruments required pursuant to the terms of Article 7.

“Closing Tax Year” shall mean the Tax Year in which the Closing Date occurs.

“Commencement Date” shall mean the date of this Agreement.

“Confidential Materials” shall mean any books, computer software, records, papers, materials or files (whether in a printed or electronic format) that consist of or contain any of the following: appraisals; budgets (other than the budget for the calendar year in which the Closing occurs); strategic plans for the Real Property; internal analyses; information regarding the marketing of the Property for sale; submissions relating to obtaining internal authorization for the sale of the Property by Seller or any direct or indirect owner of any beneficial interest in Seller; attorney and accountant work product; attorney-client privileged documents; internal correspondence of Seller, any direct or indirect owner of any beneficial interest in Seller, or any of their respective affiliates and correspondence between or among such parties; or other information in the possession or control of Seller, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller which such party deems proprietary or confidential.

“Contracts” shall mean all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements) that are described in Exhibit B attached hereto and incorporated herein by this reference, together with any additional contracts, subcontracts and agreements entered into in accordance with the terms of Subsection 10.2.1 hereof and as the same may be modified or terminated in accordance with the terms of Subsection 10.2.1.

“Deed” is defined in Subsection 7.3(a).

“deemed to know” (or words of similar import) shall have the following meaning:

(a)	Buyer shall be “deemed to know” of the existence of a fact or circumstance to the extent that:
(i)	any Buyer’s Representative knows of such fact or circumstance, or
(ii)	such fact or circumstance is disclosed by this Agreement, the Closing Documents executed by Seller, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representative, or any Buyer’s Reports.
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(b)	Buyer shall be “deemed to know” that any Seller’s Warranty is untrue, inaccurate or incorrect to the extent that:
(i)	any Buyer’s Representative has knowledge of information which is inconsistent with such Seller’s Warranty, or
(ii)	this Agreement, the Closing Documents executed by Seller, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to any Buyer’s Representatives, or any Buyer’s Reports contains information which is inconsistent with such Seller’s Warranty.

“Deposit” shall mean, collectively, the First Deposit and the Second Deposit, to the extent the Second Deposit is deposited by Buyer in accordance with the terms of Section 3.1 hereof.

“Designated Representatives” shall mean John Wilson, Vice President of Asset Management of Miller Capital Advisory, Inc., and Matthew Trudeau, Vice President of Acquisitions and Planning of Miller Capital Advisory, Inc.

“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that any of the Seller Parties deliver or make available to any Buyer’s Representatives prior to Closing or which are otherwise obtained by any Buyer’s Representatives prior to Closing, including, but not limited to, those documents posted on the Seller’s Broker’s electronic dataroom, the Title Commitment, the Survey (including any updates thereto), the Title Documents, and the Property Documents.

“Due Diligence” shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

“Due Diligence Period” shall mean the period commencing as of the Commencement Date and expiring at 5:00 p.m. Eastern Time on the date which is thirty (30) days after the Commencement Date.

“Escrow Agent” shall mean First American Title Insurance Company, whose mailing address is 30 North LaSalle Street, Suite 2700, Chicago, Illinois 60602, Attention: James W. McIntosh, in its capacity as escrow agent.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

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“First Deposit” shall mean the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), together with any interest earned thereon.

“Ground Lease” shall mean that certain Ground Lease Agreement, dated August 2, 2004, by and between Leasehold Seller (as successor-in-interest to Midtowne Little Rock Partners Limited Partnership), as lessee, and Fee Seller (as successor-in-interest to SPC Markham Limited Partnership), as lessor, as evidenced by that certain Memorandum of Ground Lease Agreement, recorded September 16, 2004 as Instrument Number 2004077431 in the records of Pulaski County, Arkansas, as amended by that certain (i) First Amendment to Ground Lease Agreement, dated September 13, 2011, as evidenced by that certain First Amendment to Memorandum of Ground Lease Agreement, recorded September 22, 2011 as Instrument Number 2011056140 in the records of Pulaski County, Arkansas, and (ii) Second Amendment to Ground Lease Agreement, dated September 15, 2011.

“Hazardous Materials” shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.

“Intangible Property” shall mean, collectively, Seller’s interest in and to all of the following, to the extent the same may be assigned or quitclaimed by Seller without any material expense to Seller:

(a)	the Contracts; and
(b)	to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property; and
(c)	any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the Closing Date.

“Laws” shall mean all municipal, county, State or Federal statutes, codes, ordinances, laws, rules or regulations.

“Leases” shall mean all leases for tenants of the Real Property on the Closing Date (including, without limitation, all New Leases).

“Liabilities” shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.

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“Major Casualty/Condemnation” shall mean:

(a)	any condemnation or eminent domain proceedings that occurs after the Commencement Date, if and only if the portion of the Property that is the subject of such proceedings has a value in excess of One Million Five Hundred Thousand Dollars ($1,500,000), as reasonably determined by Seller and Buyer; and
(b)	any casualty that occurs after the Commencement Date, if and only if either (i) the casualty is an uninsured casualty and Seller, in its sole and absolute discretion, does not elect to cause the damage to be repaired or restored or give Buyer a credit at Closing for such repair or restoration, or (ii) the portion of the Property that is damaged or destroyed has a cost of repair that is in excess of One Million Five Hundred Thousand Dollars ($1,500,000), as reasonably determined by Seller.

“New Leases” shall mean, collectively, any lease for space at the Property entered into between the Commencement Date and the Closing Date.

“Owner’s Title Policy” shall mean an ALTA owner’s title insurance policy (or such other comparable form of title insurance policy as is available in the jurisdiction in which the Property is located), in the amount of the Purchase Price.

“Other Property Rights” shall mean, collectively, Seller’s interest in and to all of the following, if and to the extent the same are assignable by Seller without any expense to Seller: (a) to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property, and (b) those guaranties and warranties in effect with respect to any portion of the Property as of the Closing Date.

“Permitted Assignee” shall mean any entity as to which Inland Real Estate Income Trust, Inc., either (i) directly or indirectly, owns not less than fifty percent (50%) of the outstanding equity interest in such entity, or (ii) Controls such entity. As used in this definition the term “Controls” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of the business and affairs of the entity in question by reason of the ownership of beneficial interest, by contract or otherwise.

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“Permitted Exceptions” shall mean and include all of the following: (a) applicable zoning and building ordinances and land use regulations, (b) any deed, easement, restriction, covenant or other matter affecting title to the Property caused or created by Seller in accordance with the terms of Subsection 4.2.2, (c) such state of facts as would be disclosed by a physical inspection of the Property, (d) the lien of taxes and assessments not yet due and payable (it being agreed by Buyer and Seller that if any tax or assessment is levied or assessed with respect to the Property after the Commencement Date and the owner of the Property has the election to pay such tax or assessment either immediately or under a payment plan with interest, Seller may elect to pay under a payment plan, which election shall be binding on Buyer; provided, however, that the Owner’s Title Policy shall not include an exception for taxes currently due and payable), (e) any exceptions caused by any Buyer’s Representative, (f) such other exceptions as may be Removed from the Owner’s Title Policy without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise, (g) the rights of the tenants under the Leases, (h) any matters about which Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period, (i) the Ground Lease, and (j) any matters deemed to constitute additional Permitted Exceptions under Subsection 4.2.1 hereof. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, any or all of the Permitted Exceptions may be omitted by Seller in the Deed (as defined in Subsection 7.3(a)) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that may be contained in the Deed (which provisions shall survive the Closing and not be merged therein).

“Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, and (b) all books, records and files of Seller relating to the Real Property or the Leases, but specifically excluding from the items described in both clauses (a) and (b), any Confidential Materials and any computer software that is licensed to Seller.

“Post-Closing Adjustment Period” is defined in Section 6.8.

“Pre-Commencement Date Leases” shall mean, collectively, any lease for space at the Property in effect as of the Commencement Date.

“Proceedings” is defined in Section 15.16.

“Property” shall mean, collectively, (a) the Real Property, (b) the Ground Lease, (c) the Personal Property, (d) Seller’s interest as landlord in all Leases; (e) the Intangible Property, (f) to the extent assignable by Seller without any expense to Seller, the Contracts, and (g) the Other Property Rights.

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“Property Documents” shall mean, collectively, (a) the Ground Lease, (b) the Leases, (c) the Contracts, and (d) any other documents or instruments which constitute, evidence or otherwise create any portion of the Property.

“Purchase Price” shall mean the sum of Forty One Million Seven Hundred Thousand and No/100 Dollars ($41,700,000.00).

“Real Property” shall mean that certain parcel of real estate located in Little Rock, Arkansas and legally described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date and all right, title and interest, if any, that Seller may have in and to all rights, privileges and appurtenances pertaining thereto including all of Seller’s right, title and interest, if any, in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto; provided, however, that in the event of any condemnation or casualty that occurs after the Commencement Date, the term “Real Property” shall not include any of the foregoing that is destroyed or taken as a result of any such casualty, condemnation, or eminent domain proceeding.

“Reimbursable Lease Expenses” shall mean, collectively, any and all costs, expenses and fees paid by Seller prior to Closing or costs, expenses and fees incurred by Seller prior to Closing arising out of or in connection with (a) any extensions, renewals or expansions under any Lease exercised or granted between the Commencement Date and the Closing Date, and (b) any New Lease. Reimbursable Lease Expenses shall include, without limitation, (i) brokerage commissions and fees to effect any such leasing transaction, (ii) expenses incurred for repairs, improvements, equipment, painting, decorating, partitioning and other items to satisfy the tenant’s requirements with regard to such leasing transaction, (iii) legal fees for services in connection with the preparation of documents and other services rendered in connection with the effectuation of the leasing transaction, (iv) if there are any rent concessions or rent abatements covering any period that the tenant has the right to be in possession of the demised space, the rents that would have accrued during the period of such concession or abatement prior to the Closing Date as if such concession or abatement were amortized over (A) with respect to any extension or renewal, the term of such extension or renewal, (B) with respect to any expansion, that portion of the term remaining under the subject Lease after the date of any expansion, or (C) with respect to any New Lease, the entire initial term of any such New Lease, and (v) expenses incurred for the purpose of satisfying or terminating the obligations of a tenant under a New Lease to the landlord under another lease (whether or not such other lease covers space in the Property).

“Release” is defined in Subsection 10.3.1.

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“Remove” with respect to any exception to title shall mean that Seller causes the Title Company to remove or affirmatively insure over the same as an exception to the Owner’s Title Policy for the benefit of Buyer, without any additional cost to Buyer, whether such removal or insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.

“Rents” shall mean all base rents, percentage rents, additional rent and any tax and operating expense reimbursements and escalations due from the tenants of the Property under the Leases.

“Reporting Person” is defined in Section 15.2(a).

“Reporting Requirements” is defined in Section 15.2.

“Required Exceptions” shall mean, collectively, the following:

(a)	any Title Objections to the extent (and only to the extent) that the same (i) have not been caused by any Buyer’s Representatives, and (ii) constitute any of the following:
(A)	liens evidencing monetary encumbrances (other than liens for non-delinquent general real estate taxes) (“Monetary Liens”) that are created as a result of the intentional acts or omissions of Seller or its agents and affiliates; or
(B)	liens or encumbrances (other than Monetary Liens) created by Seller or its agents and affiliates after the Commencement Date in violation of Subsection 4.2.2.
(b)	any exception to title that Seller has specifically agreed in writing to Remove pursuant to the terms of Section 4.2.1(b).

“Required Form” shall mean any of the following: (i) an estoppel certificate substantially in the form of Exhibit J attached hereto and incorporated herein by reference, (ii) the form of estoppel certificate, if any, required, permitted or otherwise provided for, under a Lease, or (iii) if the tenant under the applicable Lease is a so-called “national” or “regional” tenant, then, that such estoppel certificate is in the form customarily provided by such tenant.

“Required Tenants” shall mean, collectively, those tenants set forth on Exhibit M-2 attached hereto.

“Second Deposit” shall mean the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), together with any interest earned thereon.

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“Seller” is defined in the Introductory Paragraph.

“Seller-Allocated Amounts” shall mean, collectively:

(a)	with respect to any condemnation or eminent domain proceedings with respect to any portion of the Property that occurs after the Commencement Date, (i) the costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with obtaining payment of any award or proceeds in connection with any such condemnation or eminent domain proceedings, and (ii) any portion of any such award or proceeds that is allocable to loss of use of the Property prior to Closing; and
(b)	with respect to any casualty to any portion of the Property that occurs after the Commencement Date, (i) the costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with the negotiation and/or settlement of any casualty claim with an insurer with respect to the Property, (ii) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Closing Date, and (iii) the reasonable and actual costs incurred by Seller in stabilizing the Property following a casualty.

“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller’s Broker; (d) Seller’s property manager; (e) any direct or indirect equity owner of any beneficial interest in Seller; (f) any partner, officer, director, employee, or agent of Seller, its counsel, Seller’s Broker, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual affiliated or related in any way to any of the foregoing.

“Seller’s Broker” shall mean Doug Hazelbaker of HFF.

“Seller’s knowledge” or words of similar import shall refer only to the actual (and not constructive) knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other Seller Party, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer or the contents of files maintained by the Designated Representatives. There shall be no personal liability on the part of the Designated Representatives arising out of any of the Seller’s Warranties.

“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 9.2 and the Closing Documents executed by Seller, as such representations and warranties may be deemed modified or waived by Buyer pursuant to the terms of this Agreement.

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“Survey” shall mean that certified boundary survey of the Property dated January 27, 2010 (last revised September 14, 2011), prepared by White-Daters & Associates, Inc. identified as Job. No. 11-268P.

“Tax Year” shall mean the year period commencing on January 1st of each calendar year and ending on December 31st of the same calendar year, being the real estate tax year for the county in which the Property is located.

“Title Commitment” shall mean a commitment to issue an owner’s policy of title insurance with respect to the Property issued by the Title Company, identified as File No. ________________ with an effective date of __________, 2014.

“Title Company” shall mean First American Title Insurance Company.

“Title Documents” shall mean all documents referred to on Schedule B of the Title Commitment as exceptions to coverage.

“Title Review Period” shall mean the period commencing on the Commencement Date and expiring twenty (20) days after Buyer has received the Title Commitment.

“Title Objections” shall mean any exceptions to title to which Buyer is entitled and timely objects in accordance with the terms of Subsection 4.2.1(a).

“Transaction” shall mean the transaction contemplated by this Agreement.

ARTICLE 2 - SALE OF PROPERTY

Seller agrees to sell, transfer and assign and Buyer agrees to purchase, accept and assume, subject to the terms and conditions set forth in this Agreement and the Closing Documents, all of Seller’s right, title and interest in and to the Property.

ARTICLE 3 - PURCHASE PRICE

In consideration of the sale of the Property to Buyer, Buyer shall pay to Seller an amount equal to the Purchase Price, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement. The Purchase Price shall be paid as follows:

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3.1	Earnest Money Deposit.
3.1.1	Payment of Deposit. Within one (1) business day after the execution of this Agreement and as a condition precedent to the continued effectiveness of this Agreement, Buyer shall pay the First Deposit to Escrow Agent. In addition, within one (1) business day after the expiration of the Due Diligence Period (provided that this Agreement is not sooner terminated in accordance with the terms hereof), and as a condition to the continued effectiveness of this Agreement, Buyer shall pay the Second Deposit to Escrow Agent.
3.1.2	Applicable Terms; Failure to Make Deposit. The Deposit shall be paid to Escrow Agent in immediately available funds. Except as expressly otherwise set forth herein, the Deposit shall be applied against the Purchase Price on the Closing Date and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Article 13. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely make the Deposit as provided herein, Buyer shall be deemed to have elected to terminate this Agreement and the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.
3.2	Cash at Closing. On the Closing Date, Buyer shall (a) pay to Seller an amount equal to the balance of the Purchase Price in immediately available funds by wire transfer as more particularly set forth in Section 7.2, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement, and (b) cause the Escrow Agent to simultaneously pay the Deposit to Seller in immediately available funds by wire transfer as more particularly set forth in Section 7.2.

ARTICLE 4 - TITLE MATTERS

4.1	Title to Real Property.
4.1.1	Title. Seller shall use commercially reasonable efforts to obtain the Title Commitment and copies of all of the Title Documents (to the extent available from the Title Company) as soon as reasonably practicable after the Commencement Date and, upon such items being obtained, shall promptly furnish, or cause to be furnished, copies thereof to Buyer.
4.1.2	Survey. Buyer acknowledges that a copy of the Survey has previously been provided to Buyer. Seller shall provide an update to the Survey, (or a new survey of the Property) prior to the expiration of the Title Review Period.
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4.2	Title Defects.
4.2.1	Buyer’s Objections to Title; Seller’s Obligations and Rights.
(a)	Prior to the expiration of the Title Review Period, Buyer shall have the right to object in writing to any title matters that appear on the Title Commitment, the Survey (or any updates thereto), and any supplemental title reports or updates to the Title Commitment (whether or not such matters constitute Permitted Exceptions). In addition, after the expiration of the Title Review Period, Buyer shall have the right to object in writing to any title matters which are not Permitted Exceptions and which materially adversely affect Buyer’s title to the Real Property that may first appear on any supplemental title reports or updates to the Title Commitment or Survey (or any updates thereto) issued after the expiration of the Title Review Period so long as such objection is made by Buyer within five (5) business days after Buyer becomes aware of the same (but, in any event, prior to the Closing Date). Unless Buyer is entitled to and timely objects to such title matters, all such title matters shall be deemed to constitute additional Permitted Exceptions.
(b)	To the extent that any Title Objections do not constitute Required Exceptions, Seller may elect (but shall not be obligated) to Remove or cause to be Removed any such Title Objections and Seller shall notify Buyer in writing within five (5) business days after receipt of Buyer’s notice of Title Objections (but, in any event, prior to the Closing Date) whether Seller elects to Remove the same. Failure of Seller to respond in writing within such period shall be deemed an election by Seller not to Remove such Title Objections. Any Title Objection that Seller elects in writing to Remove shall be deemed a Required Exception. If Seller elects not to Remove one or more Title Objections, then, within two (2) business days after Seller’s election (but, in any event, prior to the Closing Date), Buyer may elect in writing to either (i) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such Title Objections and proceed to Closing. Failure of Buyer to respond in writing within such period shall be deemed an election by Buyer to waive such Title Objections and proceed to Closing. Any such Title Objection so waived (or deemed waived) by Buyer shall be deemed to constitute a Permitted Exception and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.
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(c)	If this Agreement is not terminated by Buyer in accordance with the provisions hereof, Seller shall, at Closing, Remove or cause to be Removed any Required Exceptions. Seller may use any portion of the Purchase Price to satisfy any Required Exceptions that exist as of the Closing Date, provided Seller shall cause the Title Company to Remove the same. If Seller is unable to Remove any Required Exceptions prior to the Closing, Buyer may (as its sole right and remedy in such event) at Closing elect to either (a) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) accept such exceptions to title and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.
(d)	Seller, at its election, shall be entitled to a reasonable adjournment of the Closing (not to exceed sixty (60) days) for the purpose of the Removal of any exceptions to title.
4.2.2	No New Exceptions. From and after the Commencement Date, Seller shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Property unless Buyer has received a copy thereof and has approved the same in writing. If Buyer fails to object in writing to any such proposed instrument within three (3) business days after receipt of the aforementioned notice, Buyer shall be deemed to have approved the proposed instrument. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such instrument that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such instrument that is proposed between the expiration of the Due Diligence Period and the Closing.
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4.3	Title Insurance. Buyer’s obligation to consummate the Closing shall be subject to the Title Company being prepared, at Closing, to issue the Owner’s Title Policy to Buyer, insuring that fee simple title to the Real Property is vested in Buyer subject only to the Permitted Exceptions; provided, however, that (i) in advance of Closing, Buyer shall have taken all necessary and customary actions to arrange for or allow issuance of such Owner’s Title Policy by the Title Company and (ii) Seller pays the premium for standard coverage title policy and Buyer pays any costs in excess of the premium for a standard coverage title policy including all endorsements (and, in the event that either or both of the requirements set forth in the foregoing clauses (i) and (ii) are not satisfied, then the condition set forth in this sentence shall be deemed waived and of no further effect). Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the Owner’s Title Policy as Buyer may reasonably require, provided that (a) such endorsements (or amendments) shall be at no cost to, and shall impose no additional liability on, Seller, (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements and, if Buyer is unable to obtain such endorsements, Buyer shall nevertheless be obligated to proceed to close the Transaction without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of Buyer’s request.

ARTICLE 5 - BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

5.1	Buyer’s Due Diligence.
5.1.1	Access to Documents and the Property. Commencing on the Commencement Date and continuing to the Closing Date, Seller has and will continue to make or cause to be made available to Buyer for copying, at Buyer’s sole cost and expense, on-site property files of Seller and Seller’s property manager, if any (other than Confidential Materials). In addition, commencing on the Commencement Date and continuing to the Closing Date, Seller has and will, subject, in any event, to the rights of tenants under the Leases, continue to allow Buyer’s Representatives access to the Property upon reasonable prior notice at reasonable times provided (a) such access does not interfere with the operation of the Property or the rights of tenants; (b) Buyer shall coordinate with Seller and Seller’s property manager prior to and during each visit to the Property by any Buyer’s Representatives and representatives of Seller shall accompany Buyer’s Representatives during each such visit; (c) Buyer’s Representatives shall not contact any tenant without Seller’s prior written consent; (d) after the expiration of the Due Diligence Period Buyer’s Representatives shall not be permitted to perform any further testing or other physical evaluation of the Property prior to Closing; (e) Seller or its designated representative shall have the right to pre-approve and be present during any physical testing of the Property; and (f) in no event shall Buyer or any Buyer Representatives conduct or perform any invasive testing at the Property including, without limitation, any “Phase II” environmental testing. Buyer shall have no obligation to provide Seller copies of any Buyer’s Reports, but Buyer shall not deliver to Seller copies of any Buyer’s Reports unless
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requested by Seller. Buyer shall immediately return the Property to the condition existing prior to any tests and inspections. Prior to such time as any Buyer’s Representatives enter the Property, Buyer shall (i) obtain policies of general liability insurance which insure Buyer’s Representatives with liability insurance limits of not less than $2,000,000 combined single limit for personal injury and property damage and name Seller and Seller’s property manager as additional insureds and which are with such insurance companies, provide such coverages and carry such other limits as Seller shall reasonably require, and (ii) provide Seller with certificates of insurance evidencing that Buyer has obtained the aforementioned policies of insurance.

5.1.2	Limit on Government Contacts. Notwithstanding any provision in this Agreement to the contrary, except in connection with the preparation of a so-called “Phase I” environmental report with respect to the Property, Buyer’s Representatives shall not contact any governmental official or representative regarding the Property without Seller’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, if Seller’s consent is obtained by Buyer, Seller shall be entitled to receive at least two (2) business days prior written notice of the intended contact and to have a representative present when any Buyer’s Representatives has any such contact with any governmental official or representative.
5.1.3	Other Due Diligence Obligations of Buyer. All inspections by Buyer’s Representatives shall be at Buyer’s sole expense and shall be in accordance with applicable Laws, including without limitation, Laws relating to worker safety and the proper disposal of discarded materials. Buyer shall cause each of Buyer’s Representatives to be aware of the terms of this Agreement as it relates to the conduct of Buyer’s Due Diligence and the obligations of such parties hereunder.
5.1.4	Waiver and Release. Buyer, for itself and all of the other Buyer’s Representatives, hereby waives and releases Seller and each of the Seller Parties from all claims resulting directly or indirectly from access to, entrance upon, or inspection of the Property by Buyer’s Representatives.
5.2	As-Is Sale.
5.2.1	Buyer acknowledges and agrees as follows, except for Seller’s Warranties:
(a)	Buyer has conducted, and shall continue to conduct, or has waived its right to conduct, such Due Diligence as Buyer has deemed or shall deem necessary or appropriate.
(b)	The Property shall be sold, and Buyer shall accept possession of the Property on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price.
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(c)	None of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence.
(d)	Buyer shall independently confirm to its satisfaction all information that it considers material to its purchase of the Property or the Transaction. Buyer is not relying on (and Seller and each of the other Seller Parties does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from any of the Seller Parties, as to:
(i)	the operation or performance of the Property, the income potential, economic status, uses, or the merchantability, habitability or fitness of any portion of the Property for a particular purpose;
(ii)	the physical condition of the Property or the condition or safety of the Property or any component thereof, including, but not limited to, plumbing, sewer, heating, ventilating and electrical systems, roofing, air conditioning, foundations, soils and geology, including Hazardous Materials, lot size, or suitability of the Property or any component thereof for a particular purpose;
(iii)	the presence or absence, location or scope of any Hazardous Materials in, at, about or under the Property;
(iv)	whether the appliances, if any, plumbing or utilities are in working order;
(v)	the habitability or suitability for occupancy of any structure and the quality of its construction;
(vi)	whether the improvements are structurally sound, in good condition, or in compliance with applicable Laws;
(vii)	the accuracy of any statements, calculations or conditions stated or set forth in the Documents, other books and records concerning the Property, or any of Seller’s offering materials with respect to the Property;
(viii)	the dimensions of the Property or the accuracy of any floor plans, square footage, lease abstracts, sketches, or revenue or expense projections related to the Property;
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(ix)	the locale of the Property, the leasing market for the Property, or the market assumptions Buyer utilized in its analysis of the Property and determination of the Purchase Price (such as rental rates, leasing costs, vacancy and absorptions rates, land values, replacement costs, maintenance and operating costs, financing costs, etc.);
(x)	whether the Property is or would likely constitute a target of terrorist activity or other acts of war;
(xi)	the ability of Buyer to obtain any and all necessary governmental approvals or permits for Buyer’s intended use and development of the Property;
(xii)	the leasing status of the Property or the intentions of any parties with respect to the negotiation and/or execution of any lease for any portion of the Property; and
(xiii)	Seller’s ownership of any portion of the Property or the condition or status of Seller’s or Buyer’s title to the Property.
5.2.2	Any repairs or work required by Buyer are the sole responsibility of Buyer, and Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations or repairs to the Property, including, without limitation, to cure any violations of Laws, comply with the requirements of any insurer or otherwise. Buyer is solely responsible for obtaining any certificate of occupancy or any other approval or permit necessary for the transfer or occupancy of the Property and for any repairs or alterations necessary to obtain the same, all at Buyer’s sole cost and expense.
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5.2.3	Buyer (i) having inspected the Property as described above, (ii) having conducted, reviewed, examined, evaluated and verified the results of all Due Diligence to the extent Buyer deems appropriate as described above, and (iii) having determined that Buyer shall acquire the Property based exclusively upon its own Due Diligence (except for, and only to the extent of, Seller’s Warranties), then, accordingly, Buyer agrees with Seller that Buyer is in fact acquiring the Property based exclusively upon its own Due Diligence, except for, and only to the extent of, Seller’s Warranties, and to evidence the foregoing, Buyer agrees to release Seller as set forth below. Accordingly, except as expressly provided hereinbelow in this Section 5, Buyer, for Buyer and Buyer’s successors and assigns, hereby releases each of the Seller Parties from, and waives any and all Liabilities against each of the Seller Parties for or attributable to or in connection with the Property, whether arising or accruing before, on or after the date hereof and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, the following:
(a)	any and all statements or opinions heretofore or hereafter made, or information furnished, by the Seller Parties to any Buyer’s Representatives;
(b)	any and all Liabilities with respect to the structural, physical, or environmental condition of the Property;
(c)	any and all Liabilities relating to the release of or the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property, or for, connected with or arising out of any and all claims or causes of action based upon CERCLA (Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§9601 et seq., as amended by SARA (Superfund Amendment and Reauthorization Act of 1986) and as may be further amended from time to time), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§6901 et seq., or any related claims or causes of action or any other Federal, State or municipal based statutory or regulatory causes of action for environmental contamination at, in, about or under the Property;
(d)	any and all tort claims made or brought with respect to the Property or the use or operation thereof;
(e)	any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to any portion of the Property; and
(f)	any and all Liabilities relating to the condition or status of Seller’s or Buyer’s title to the Property.
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The release and waiver set forth in this Section 5 is not intended and shall not be construed as (x) affecting or impairing any rights or remedies that Buyer may have against Seller as a result of a breach of any of Seller’s Warranties or any of Seller’s obligations under this Agreement which expressly survive the Closing, or (y) shifting to Buyer any obligation, responsibility or liability for any Liability that Buyer would not otherwise have an obligation, responsibility or liability for under this Agreement, at law, in equity or otherwise.

5.2.4	Seller is under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to any of the Seller Parties, and Buyer, for itself and for its successors and assigns, hereby specifically waives and releases each of the Seller Parties from any such duty that otherwise might exist.
5.2.5	In addition, Buyer expressly understands and acknowledges that it is possible that unknown Liabilities may exist with respect to the Property and that Buyer explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between parties with the knowledge of the possibility of such unknown Liabilities shall be given in exchange for a full accord and satisfaction and discharge of all such Liabilities.
5.3	Termination of Agreement During Due Diligence Period. If Buyer, in its sole and absolute discretion, is not satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement for any reason or no reason whatsoever by written notice to Seller at any time prior to the expiration of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement and Buyer shall be entitled to the return of the Deposit. In the event Buyer fails to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 5. Buyer and Seller each acknowledge and agree that Buyer shall have no additional period after the expiration of the Due Diligence Period to conduct further Due Diligence.
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ARTICLE 6 - ADJUSTMENTS AND PRORATIONS

The following adjustments and prorations shall be made at Closing:

6.1	Lease Rentals and Other Revenues.
6.1.1	Rents. All scheduled Rents shall be prorated between Seller and Buyer as of the day prior to the Closing Date. Seller shall be entitled to all Rents attributable to any period to but not including the Closing Date. Buyer shall be entitled to all Rents attributable to any period on and after the Closing Date. For purposes of determining each of Buyer’s and Seller’s pro rata share of percentage rents, the amount “attributable” to the period prior to the Closing Date shall be equal to (a) the aggregate amount of such percentage rents scheduled for the calendar year in which the Closing occurs multiplied by (b) a fraction, the numerator of which shall be the number of days prior to the Closing Date that the applicable tenant leases space at the Property during the calendar year in which the Closing occurs and the denominator of which shall be 365. With respect to percentage rent due from any tenant, Buyer and Seller agree that at Closing estimated percentage rent shall be prorated for the calendar year in which the Closing occurs (even though the same may not have been collected as of the Closing) based upon the amount of percentage rent due from such tenant for the calendar year immediately prior to the calendar year in which the Closing occurs.
6.1.2	Other Revenues. Revenues from Property operations (other than Rents (which shall be prorated as provided in Subsection 6.1.1), security deposits (which will be apportioned as provided in Section 6.6), and pre-paid installments or other payments under Contracts (which shall be the sole property of Seller)) that are scheduled shall be prorated between Buyer and Seller as of 12:01 a.m. on the Closing Date. Seller shall be entitled to all such revenues attributable to any period to but not including the Closing Date and Buyer shall be entitled to all such revenues attributable to any period on and after the Closing Date.
6.1.3	Post-Closing Collections. After Closing, Buyer shall make a good faith effort to collect any Rents or other revenues not collected as of the Closing Date on Seller’s behalf and to tender the same to Seller upon receipt; provided, however, that all Rents collected by Buyer on or after the Closing Date shall first be applied to all amounts due under the applicable Lease at the time of collection (i.e., current Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller. Buyer shall not have an exclusive right to collect the sums due Seller under the Leases or other revenue due Seller and Seller hereby retains its rights to pursue claims against any tenant under the Leases or other party for sums due with respect to periods prior to the Closing Date (including, without limitation, any percentage rent that may be due with respect to any period of time prior to Closing, regardless of when the same is to be paid to the owner of the Property pursuant to the terms of the applicable Lease); provided, however, that with respect to any legal proceedings against any tenant under a Lease, Seller (a) shall be required to notify Buyer in writing of its intention to commence or pursue such legal proceedings; (b) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing; and (c) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying Lease. The terms of this Section 6.1.3 shall survive the Closing and not be merged therein.

6.2	Reimbursable Lease Expenses. At Closing, Buyer shall reimburse Seller for the Reimbursable Lease Expenses to the extent required by the terms of Article 14.
6.3	Real Estate and Personal Property Taxes.
6.3.1	Proration of Ad Valorem Taxes. Ad valorem real estate taxes and personal property taxes for the Property for the then (at the Closing Date) current Tax Year which are not yet due and payable and any installment of real estate taxes and personal property taxes for any prior Tax Year which are not yet due and payable shall be prorated in proportion to the portions of such Tax Years elapsed prior to the Closing Date and remaining after the Closing Date. There shall be no proration of ad valorem real estate or personal property taxes other than as set forth hereinabove and, as between Buyer and Seller, Buyer agrees that it shall be solely responsible for all such ad valorem real estate and personal property taxes due and payable after the Closing. Subject to Section 6.3.4 below, the proration of the ad valorem real estate and personal property taxes which are to be prorated pursuant to this Subsection 6.3.1 shall be calculated as follows: (a) Seller shall be responsible for that portion of such taxes for each applicable Tax Year which are to be prorated equal to (i) the total such taxes for the applicable Tax Year which are to be prorated, multiplied by (ii) a fraction, the numerator of which shall be the number of days in such applicable Tax Year which are prior to the Closing Date, and the denominator of which shall be 365; and (b) Buyer shall be responsible for that portion of such taxes for each applicable Tax Year which are to be prorated equal to (i) the total such taxes for the applicable Tax Year which are to be prorated, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the applicable Tax Year which are subsequent to (and including) the Closing Date, and the denominator of which shall be 365.
6.3.2	Insufficient Information. If, at Closing, the real estate and/or personal property tax rate and assessments have not been set for the taxes due and payable during the Closing Tax Year, then the proration of such taxes shall be based upon the rate and assessments for the preceding Tax Year, and such proration shall be adjusted between Seller and Buyer after Closing upon presentation of written evidence that the actual taxes due and payable during the Closing Tax Year differ from the amounts used at Closing and in accordance with the provisions of Section 6.8.
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6.3.3	Special Assessments. Seller shall pay all installments of special assessments due and payable prior to the Closing Date and Buyer shall pay all installments of special assessments due and payable on and after the Closing Date; provided, however, that (a) if the owner of the Property has the election to pay any special assessment either immediately or under a payment plan with interest, Seller may elect to pay under a payment plan, which election shall be binding on Buyer; and (b) Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed or which relate to projects that have not been completed on the Commencement Date; provided, however, that the election of either (a) or (b) above shall not result in any exception for taxes currently due and payable on the Owner’s Title Policy.
6.3.4	INTENTIONALLY OMITTED
6.3.5	Reassessment. In the event the Property has been assessed for property tax purposes at such rates as would result in reassessment (i.e., “escape assessment” or “roll-back taxes”) based upon the change in land usage of the Property on or after the Closing Date, Buyer hereby agrees to pay all such taxes and to indemnify and save Seller harmless from and against all Liabilities for such taxes. Such indemnity shall survive the Closing and not be merged therein.
6.4	Other Property Operating Expenses. Operating expenses for the Property shall be prorated as of 12:01 a.m. on the Closing Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date (except for those utility charges and operating expenses payable by tenants in accordance with the Leases) and Buyer shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date. Notwithstanding the foregoing terms of this section, Seller shall have no obligation to pay (and Buyer shall not receive a credit at Closing for) any operating expenses to the extent that Buyer is entitled after Closing to reimbursement of operating expenses, or the recovery of any increase in operating expenses, from the tenants under the Leases, regardless of whether Buyer actually collects such reimbursement or increased operating expenses from such tenants, it being understood and agreed by Buyer and Seller that (a) as between Buyer and Seller, Buyer shall be responsible for payment of all of such operating expenses, and (b) the burden of collecting such reimbursements shall be solely on Buyer.
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6.5	Closing Costs. Buyer shall pay the following costs and expenses associated with the Transaction: (a) all premiums and charges of the Title Company for the Title Commitment and the Owner's Title Policy in excess of the premium for a CLTA standard coverage title policy (including endorsements), (b) the cost of any updates to the Survey, (c) one half of all transfer taxes applicable to the transfer of the Property to Buyer, (d) all recording and filing charges in connection with the instrument by which Seller conveys the Property, and (e) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys. Seller shall pay the following costs and expenses associated with the Transaction: (i) the commission due Seller’s Broker, (ii) the premium for a CLTA standard coverage title policy, (iii) all fees due its attorneys, (iv) one half of all transfer taxes applicable to the transfer of the Property to Buyer, and (v) all costs incurred in connection with causing the Title Company to Remove any Required Exceptions. The parties shall split equally the cost of all escrow or closing charges. The obligations of the parties under this Section 6.5 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.
6.6	Cash Security Deposits. At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of any cash security deposits then held by Seller under the Leases less any administrative or similar charges to which Seller may be entitled under applicable Law.
6.7	Apportionment Credit. In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.
6.8	Delayed Adjustment; Delivery of Operating and Other Financial Statements. If at any time following the Closing Date, the amount of an item listed in any section of this Article 6 shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing) or otherwise require adjustment as a result of any year-end or periodic reconciliations of reimbursable operating expenses or tax payments by a tenant under a Lease, the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error or make such adjustment upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before one (1) year after Closing (such period being referred to herein as the “Post Closing Adjustment Period”). In order to enable Seller to determine whether any such delayed adjustment is necessary, Buyer shall provide to Seller current operating and financial statements for the Property and copies of any correspondence and statements sent to tenants in connection with any reconciliation promptly after the same are prepared, but, in any event, no later than the date one (1) month prior to the expiration of the Post-Closing Adjustment Period. The provisions of this Section 6.8 shall survive the Closing and not be merged therein.
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ARTICLE 7 - CLOSING

Buyer and Seller hereby agree that the Transaction shall be consummated as follows:

7.1	Closing Date. Subject to Seller’s right to extend the Closing as provided in this Agreement, Closing shall occur on the Closing Date. The parties shall conduct an escrow-style closing through the Escrow Agent so that it will not be necessary for any party to attend the Closing. Time is of the essence with respect to the Closing.
7.2	Title Transfer and Payment of Purchase Price. Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer upon confirmation of receipt of the Purchase Price by the Escrow Agent as set forth below. Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 3 by timely delivering the same to the Escrow Agent no later than 1:00 p.m. Central Time on the Closing Date and unconditionally directing the Escrow Agent to deposit the same in Seller’s designated account by 1:00 p.m. Central Time on the Closing Date. Notwithstanding the foregoing, Seller shall have the right to terminate this Agreement at any time if such payment is not received in Seller’s designated account by 1:00 p.m. Central Time one day after the Closing Date.
7.3	Seller’s Closing Deliveries. At Closing, Seller shall deliver or cause to be delivered the following:
(a)	Ground Lease Assignment. An assignment and assumption of the Ground Lease, in the form of Exhibit C attached hereto and incorporated herein by this reference (“Ground Lease Assignment”) executed by Seller.
(b)	Deed. A deed in the form of Exhibit D attached hereto and incorporated herein by this reference (“Deed”) executed and acknowledged by Fee Seller.
(c)	Bill of Sale. A bill of sale in the form of Exhibit E attached hereto and incorporated herein by this reference (“Bill of Sale”) executed by Seller.
(d)	Assignment of Tenant Leases. An assignment and assumption of the Leases, in the form of Exhibit F attached hereto and incorporated herein by this reference (“Assignment of Leases”) executed by Seller.
(e)	Assignment of Intangible Property. An assignment and assumption of the Intangible Property and the Other Property Rights (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit G attached hereto and incorporated herein by this reference (“Assignment of Intangible Property”) executed by Seller.
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(f)	Notice to Tenants. A single form letter in the form of Exhibit H attached hereto and incorporated herein by this reference, executed by Leasehold Seller, duplicate copies of which shall be sent by Buyer after Closing to each tenant under the Leases.
(g)	Non-Foreign Status Affidavits. A non-foreign status affidavit in the form of Exhibit I attached hereto and incorporated herein by this reference, as required by Section 1445 of the Internal Revenue Code, executed by Seller.
(h)	Other Documents. A title affidavit in the form of Exhibit K attached hereto and incorporated herein by this reference, a gap indemnity in the form reasonably approved by Title Company, and such other documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Buyer to consummate the Transaction.
(i)	Letters of Credit as Tenant Security Deposits. With respect to any security deposits which are letters of credit, Seller shall, if the same are assignable, (i) deliver to Buyer at the Closing such letters of credit, (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require, and (iii) cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer so long as Seller does not incur any additional liability or expense in connection therewith.
(j)	Tax Returns. If applicable, duly completed and signed real estate transfer tax or sales tax returns.
(k)	Rent Roll. A rent roll setting forth only those tenants at the Property for which Buyer has not received a Tenant Estoppel from as of the Closing Date.
(l)	Closing Statement. Seller’s form of closing statement, setting forth the prorations and adjustments to the Purchase Price respecting the Property to be made pursuant to Article 6 (the “Closing Statement”), executed by Seller.
(m)	Keys and Original Documents. Keys to all locks on the Real Property in Seller’s or Seller’s building manager’s possession and originals or, if originals are not available, copies, of all of the Property Documents, to the extent not previously delivered to Buyer.
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The items to be delivered by Seller in accordance with the terms of Subsections (a) through (m) of this Section 7.3 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last business day prior to the Closing Date and the items to be delivered by Seller in accordance with the terms of Subsection (m) of this Section 7.3 shall be delivered outside of escrow and shall be deemed delivered if the same are located at the Property on the Closing Date.

7.4	Buyer’s Closing Deliveries. At the Closing, Buyer shall deliver or cause to be delivered the following:
(a)	Purchase Price. The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.
(b)	Ground Lease Assignment. The Ground Lease Assignment executed by Buyer.
(c)	Bill of Sale. The Bill of Sale executed by Buyer.
(d)	Assignment of Leases. The Assignment of Leases executed by Buyer.
(e)	Assignment of Intangible Property. The Assignment of Intangible Property executed by Buyer.
(f)	Evidence of Authority. Documentation to establish to Title Company’s reasonable satisfaction the due authorization of Buyer’s acquisition of the Property and Buyer’s execution of this Agreement and the Closing Documents required to be delivered by Buyer and the consummation of the Transaction.
(g)	Other Documents. Such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.
(h)	Tax Forms. If applicable, duly completed and signed real estate transfer tax forms.
(i)	Closing Statement. The Closing Statement, executed by Buyer.

The Purchase Price shall be paid in accordance with the terms of Section 7.2 hereof and the items to be delivered by Buyer in accordance with the terms of Subsections (b) through (i) of this Section 7.4 shall be delivered to Escrow Agent no later than 5:00 p.m. Eastern Time on the last business day prior to the Closing Date.

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ARTICLE 8 - CONDITIONS TO CLOSING

8.1	Conditions to Seller’s Obligations. Seller’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:
(a)	Representations True. All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date;
(b)	Buyer’s Financial Condition. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law, whether now or hereafter existing;
(c)	Buyer’s Deliveries Complete. Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 7.4 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing; and
8.2	Conditions to Buyer’s Obligations. Buyer’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be expressly waived by Buyer in writing, at its sole option:
(a)	Representations True. Subject to the provisions of Section 9.3, all representations and warranties made by Seller in this Agreement, as the same may be amended as provided in Section 9.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;
(b)	Title Conditions Satisfied. At the time of the Closing, title to the Property shall be as provided in Article 4 of this Agreement; and
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(c) Estoppel Certificates.	Seller shall have delivered, or caused to be delivered, to Buyer executed estoppel certificates (the “Tenant Estoppels”) from the Required Tenants (i) dated after the date of this Agreement and (ii) in the Required Form (provided, however, subject to Buyer’s reasonable approval, a Tenant Estoppel from William Sonoma or Pottery Barn shall be deemed to satisfy the conditions set forth in this Section 8.2(c) even if it discloses matters relating to the Lease Disclosures). Notwithstanding anything to the contrary which may be contained in this Agreement, in the event that this condition shall not have been satisfied as of the Closing Date, Seller shall have the right, in its discretion, to elect to extend the Closing Date for a period not to exceed sixty (60) days. Seller shall request a Tenant Estoppel from all tenants set forth on Exhibit M.
(d)	Seller’s Deliveries Complete. Seller shall have delivered all of the documents and other items required pursuant to Section 7.3 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to the Closing.
(e)	Tenant Occupancy. At the time of the Closing, each tenant listed in Exhibit M shall be (A) open for business in its space at the Property and (B) paying full base rent and all additional rent. Notwithstanding the foregoing, the condition set forth in this paragraph (e) with respect to clause (B) shall be deemed satisfied if (i) no tenant of the Property has an accounts receivable balance for base rent and additional rent in excess of $6,000 for more than thirty (30) days, and (ii) no more than four (4) tenants of the Property have an accounts receivable balance for base rent and additional rent in excess of $1,500 for more than thirty (30) days.
8.3	Waiver of Failure of Conditions Precedent. In the event that any of the conditions set forth in Section 8.2 have not been satisfied or waived by Buyer prior to or on the Closing Date (as such Closing Date may be extended in accordance with the terms of this Agreement), then Buyer may elect to terminate this Agreement by providing written notice of such election to Seller and, upon any such termination, the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement; provided, however, Buyer shall not be permitted to exercise such termination right if Buyer shall then be in default under this Agreement. In the event that any of the conditions set forth in Section 8.1 have not been satisfied or waived by Seller prior to or on the Closing Date (as such Closing Date may be extended in accordance with the terms of this Agreement), then Seller may elect to terminate this Agreement by providing written notice of such election to Buyer and, upon any such termination, the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement; provided, however, Seller shall not be permitted to exercise such termination right if Seller shall then be in default under this Agreement.

8.4	Approvals not a Condition to Buyer’s Performance. Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5 hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction, or (c) consents to assignments of any service contracts, management agreements or other agreements which Buyer requests, or (d) endorsements to the Owner’s Title Policy.

ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

9.1	Buyer’s Representations. Buyer represents and warrants to, and covenants with, Seller as follows:
9.1.1	Buyer’s Authorization. Buyer (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, to the extent required by Law, the State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all Closing Documents to be executed by Buyer have been duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.
9.1.2	Buyer’s Financial Condition. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law.
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9.1.3	Patriot Act Compliance. Neither Buyer nor any person, group, entity or nation that Buyer is acting, directly or indirectly for, or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and Buyer is not engaging in this Transaction, directly or indirectly, on behalf of, or instigating or facilitating this Transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Buyer is not engaging in this Transaction, directly or indirectly, in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Buyer have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Buyer is prohibited by Law or that the Transaction or this Agreement is or will be in violation of Law. Buyer has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.
9.1.4	ERISA. No asset used by Buyer in connection with the transactions contemplated by this Agreement constitutes plan assets of any “employee benefit plan” as described in Section 3(3) of ERISA or any “plan” as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended.

Buyer’s representations and warranties in this Section 9.1 are made as of the Commencement Date and are remade as of the Closing Date and shall survive the Closing and not be merged therein.

9.2	Seller’s Representations. Fee Seller or Leasehold Seller, as applicable, represents and warrants to Buyer as follows:
9.2.1	Seller’s Authorization. Each of Fee Seller and Leasehold Seller (a) is duly organized (or formed), validly existing and in good standing under the Laws of its State of organization and, to the extent required by Law, the State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Fee Seller or Leasehold Seller, as applicable, and (c) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Fee Seller or Leasehold Seller, as applicable, and to perform all of Seller’s obligations hereunder and thereunder. This Agreement and all Closing Documents to be executed by Fee Seller or Leasehold Seller, as applicable, have been duly authorized by all requisite partnership, corporate or other required
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action on the part of Fee Seller or Leasehold Seller, as applicable, and are the valid and legally binding obligation of Fee Seller or Leasehold Seller, as applicable, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

9.2.2	Seller’s Knowledge Representations. To Seller’s knowledge:
(a)	Except as listed in Exhibit L attached hereto and incorporated herein by this reference, Seller has not received any written notice of any current or pending litigation against Seller which would, in the reasonable judgment of Seller, if determined adversely to Seller, materially adversely affect the Property.
(b)	As of the Commencement Date, Seller has not entered into any contracts, subcontracts or agreements affecting the Property which will be binding upon Buyer after the Closing other than (i) the Contracts listed in Exhibit B attached hereto, (ii) the Leases, and (iii) liens, encumbrances, covenants, conditions, restrictions, easements and other matters of record.
(c)	Except for defaults cured on or before the Commencement Date, Seller has not received any written notice of default under the terms of any of the Contracts except as listed in Exhibit L attached hereto.
(d)	As of the Commencement Date, the only tenants of the Property are the tenants listed in Exhibit M attached hereto and incorporated herein by this reference; provided, however, that the foregoing is not intended (and shall not be construed) as a representation by Seller of the parties that are in actual possession of any portion of the Property since there may be subtenants, licensees or assignees that are in possession of portions of the Property of which Seller may not be aware.
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(e)	As of the Commencement Date, each of the Leases for the tenants listed on Exhibit M are in full, force and effect in all material respects (except as set forth on Exhibit M-1 (“Lease Disclosures”)). None of the Leases for the tenants listed on Exhibit M have been amended in writing in any material respect except (i) as indicated in any documents which have been delivered or made available to Buyer or Buyer’s Representatives (including by means of any website or other electronic means which have been delivered or made available to Buyer or Buyer’s Representatives), (ii) as otherwise disclosed in writing by, or on behalf of, Seller to Buyer or Buyer’s Representatives (including by means of any website or other electronic means which have been delivered or made available to Buyer or Buyer’s Representatives), or (iii) except as may otherwise have been disclosed in any Tenant Estoppel which has been provided, or delivered to Buyer or Buyer’s Representatives by, or on behalf of, Seller.
(f)	Seller has not received written notice that the Property is in violation of any environmental laws applicable to the Property, which violation has not been cured, except (i) as indicated in any documents which have been delivered or made available to Buyer or Buyer’s Representatives (including by means of any website or other electronic means which have been delivered or made available to Buyer or Buyer’s Representatives), (ii) as otherwise disclosed in writing by, or on behalf of, Seller to Buyer or Buyer’s Representatives (including by means of any website or other electronic means which have been delivered or made available to Buyer or Buyer’s Representatives), or (iii) except as may otherwise have been disclosed in any Tenant Estoppel which has been provided or delivered to Buyer or Buyer’s Representatives by, or on behalf of, Seller.
(g)	Except for violations cured or remedied on or before the Commencement Date and except as listed in Exhibit L attached hereto, as of the Commencement Date, Seller has not received any written notice from any governmental authority of any violation of any Law applicable to the Property.

Seller’s representations and warranties in this Section 9.2 are made as of the Commencement Date and are remade as of the Closing Date, subject to the terms set forth in Section 9.3.

9.3	General Provisions.
9.3.1	No Representation as to Leases. Except for any Seller Warranties, Seller does not represent or warrant that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder.
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9.3.2	Seller’s Warranties Deemed Modified. To the extent that Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period that Seller’s Warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge, as the case may be.
9.3.3	Breach of Seller’s Warranties prior to Closing.
(a)	If at or prior to the Closing, any Buyer’s Representative obtains actual knowledge that any of Seller’s Warranties were untrue, inaccurate or incorrect in any material respect as of the date made, or any Buyer’s Representative discovers that any fact, matter or event exists or has first occurred that would cause any of Seller’s Warranties to be untrue, inaccurate or incorrect if made after the date of this Agreement, then such Person shall deliver written notice to Seller thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing). If at or prior to the Closing, Seller obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect as of the date made, or Seller discovers that any fact, matter or event exists or has first occurred that would cause any of Seller’s Warranties to be untrue, inaccurate or incorrect if made after the date of this Agreement, then Seller shall deliver to Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing). In either such event, Seller shall have the right to cure such misrepresentation, breach, untruth, or inaccuracy and shall be entitled to a reasonable adjournment of the Closing (not to exceed sixty (60) days) for the purpose of such cure.
(b)	If any breach of any of Seller’s Warranties made as of the date of this Agreement is first discovered by Buyer after the date of this Agreement but prior to Closing and Seller either does not elect to or is not able to so cure such breach, then Buyer, as its sole remedies for any and all such breaches, shall have the following rights:
(i)	If any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect as of the date of this Agreement, then Buyer may elect either (A) to waive such breaches and consummate the Transaction without any reduction of or credit against the Purchase Price, or (B) to terminate this Agreement by written notice delivered to Seller within five (5) days after Buyer first learns that Seller will not cure such breach, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer, and Buyer may pursue its other rights and remedies available to Buyer upon termination of this Agreement due to a Seller default pursuant to Section 11.1 below.
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(ii)	If any of Seller’s Warranties are untrue, inaccurate or incorrect as of the date of this Agreement but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect, or if Buyer fails to terminate this Agreement by written notice delivered to Seller within the five (5) day period described in clause (i) immediately above, then Buyer shall be deemed to waive such breach of Seller’s Warranty(ies), and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.
(c)	If any fact or matter is first discovered after the date of this Agreement but prior to the Closing that causes any of Seller’s Warranties (if made as of the date such fact or matter is discovered) to be untrue or incorrect (but Seller is not in breach of Seller’s Warranties made as of the date of this Agreement), or an event or circumstance first occurs after the date of this Agreement but prior to the Closing that causes Seller’s Warranties (if made as of the date such event or circumstance is first discovered by Seller) to be untrue or incorrect, and Seller either does not elect to or is not able to so cure any such fact, matter, event, or circumstance, then Buyer, as its sole rights and remedies for any and all such facts, matters, events, or circumstances, shall have the following rights:
(i)	If the fact, matter, event, or circumstance causes any of Seller’s Warranties, in the aggregate, to be untrue, inaccurate or incorrect in any material respect, then Buyer may elect either (A) to waive such inaccuracy and consummate the Transaction without any reduction of or credit against the Purchase Price, or (B) to terminate this Agreement by written notice delivered to Seller within five (5) days after Buyer first learns that Seller will not cure such fact, matter, event, or circumstance, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer, Seller shall not be deemed to be in default hereunder (and Buyer will not be permitted to pursue any of its rights or remedies under Section 11.1) and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.
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(ii)	If the fact, matter, event, or circumstance causes Seller’s Warranties to be untrue, inaccurate or incorrect but not, in the aggregate, in any material respect, or if Buyer fails to terminate this Agreement by written notice delivered to Seller within the five (5) day period described in clause (i) immediately above, then Buyer shall be deemed to waive any untruth or inaccuracy in Seller’s Warranties made at Closing as a result of such fact, matter, event, or circumstance, and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.
(d)	The untruth, inaccuracy or incorrectness of Seller’s Warranties shall be deemed material for purposes of this Agreement only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of Seller’s Warranties are reasonably estimated to exceed $25,000.
9.3.4	Survival; Limitation on Seller’s Liability. Seller’s Warranties shall survive the Closing and not be merged therein for a period of two hundred seventy (270) days and Seller shall only be liable to Buyer hereunder for a breach of a Seller’s Warranty with respect to which a claim is made by Buyer in writing against Seller on or before the two hundred seventieth (270th) day after the date of the Closing. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for breaches of Seller’s Warranties shall be limited as set forth in Section 15.14 hereof. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller’s Warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate to $25,000 or less.
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ARTICLE 10 - COVENANTS

10.1	Buyer’s Covenants. Buyer hereby covenants as follows:
10.1.1	Confidentiality. Buyer acknowledges that any information heretofore or hereafter furnished to Buyer with respect to the Property has been and will be so furnished on the condition that Buyer maintains the confidentiality thereof. Accordingly, Buyer shall hold, and shall cause the other Buyer’s Representatives to hold, in strict confidence, and Buyer shall not disclose, and shall prohibit the other Buyer’s Representatives from disclosing, to any other person without the prior written consent of Seller until the Closing shall have been consummated: (a) the terms of this Agreement, (b) any of the information in respect of the Property delivered to or for the benefit of Buyer whether by any Buyer’s Representatives or by any of the Seller Parties, including, but not limited to, any information heretofore or hereafter obtained by any Buyer’s Representatives in connection with its Due Diligence, and (c) the identity of any direct or indirect owner of any beneficial interest in Seller. Buyer’s obligation under clauses (a) and (c) of the immediately preceding sentence shall survive the Closing and not be merged therein. In the event the Closing does not occur or this Agreement is terminated, Buyer shall, upon the written request of Seller, promptly return to Seller all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Buyer acknowledges and agrees that, notwithstanding the immediately preceding sentence, it shall only deliver or provide to Seller originals or copies of any reports, tests, assessments or other documents documenting, indicating, disclosing, discussing, setting forth or providing for the results of any Due Diligence performed by Buyer’s Representatives with respect to the Property if such documents have been expressly requested by Seller in a written direction delivered to Buyer. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information (i) on a need-to-know basis to its employees, attorneys, members of professional firms serving it or potential lenders, (ii) as any governmental agency may require in order to comply with applicable Laws or a court order, and (iii) to the extent that such information is a matter of public record. The provisions of this Subsection 10.1.1 shall survive any termination of this Agreement.
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10.1.2	Buyer’s Indemnity. Buyer hereby agrees to indemnify, defend, and hold each of the Seller Parties free and harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) arising out of or resulting from (a) the breach of the terms of Subsection 10.1.1 or (b) the entry on the Real Property and/or the conduct of any Due Diligence by any Buyer’s Representatives at any time prior to the Closing; provided, however, that Buyer’s obligations under this clause (b) shall not apply to the mere discovery of a pre-existing environmental or physical condition at the Property unless Buyer exacerbates such condition. The provisions of this section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement. In the event Buyer receives a written request from Seller that Buyer do so, Buyer shall deliver promptly to Seller copies of all third party reports commissioned by or on behalf of Buyer evidencing the results of its Due Diligence.
10.2	Seller’s Covenants. Seller hereby covenants as follows:
10.2.1	Contracts.
(a)	Without Buyer’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, between the Commencement Date and the Closing Date Seller shall not extend, renew, replace or otherwise modify any Contract or enter into any new service contract or agreement relating to the Property unless such Contract, service contract or agreement (as so extended, renewed, replaced or modified) can be terminated by the owner of the Property without penalty on not more than thirty (30) days’ notice. Seller shall furnish Buyer with a written notice of the proposed transaction which shall contain information that Seller believes is reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed transaction. If Buyer fails to object in writing to the terms set forth in Seller’s notice within three (3) business days after receipt thereof, Buyer shall be deemed to have approved the terms of the proposed transaction. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such transaction that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such transaction that is proposed between the expiration of the Due Diligence Period and the Closing.
(b)	On or before the Closing, Seller shall terminate any management agreements currently in effect with respect to the Property at the sole cost and expense of Seller.
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10.2.2	Maintenance of Property. Except to the extent Seller is relieved of such obligations by Article 12 hereof, between the Commencement Date and the Closing Date Seller shall maintain and keep the Property in a manner substantially consistent with Seller’s past practices with respect to the Property; provided, however, that, subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5 hereof, Buyer hereby agrees that, notwithstanding this Section 10.2.2 or any other term or provision of this Agreement, Buyer shall accept the Property subject to, and Seller shall have no obligation to cure, (a) any violations of Laws, or (b) any physical conditions which would give rise to violations of Laws, whether the same now exist or arise prior to Closing. Between the Commencement Date and the Closing Date, Seller will advise Buyer of any written notice Seller receives after the Commencement Date from any governmental authority of the violation of any Laws regulating the condition or use of the Property.
10.3	Mutual Covenants.
10.3.1	Publicity. Seller and Buyer each hereby covenant and agree that (a) prior to the Closing neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transaction without the prior consent of the other, except to the extent required by applicable Law, and (b) after the Closing, any Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld, conditioned or delayed), except to the extent required by applicable Law. If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review. As used herein, the term “Release” shall mean any press release or public statement with respect to the Transaction or this Agreement.
10.3.2	Brokers. Seller and Buyer expressly acknowledge that Seller’s Broker has acted as the exclusive broker with respect to the Transaction and with respect to this Agreement. Seller shall pay any brokerage commission due to Seller’s Broker in accordance with the separate agreement between Seller and Seller’s Broker. Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Buyer as a result of any claims by Seller’s Broker or any other party claiming to have represented Seller as broker in connection with the Transaction. Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transaction.
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10.3.3	Tax Protests; Tax Refunds and Credits. Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during the Closing Tax Year and all prior Tax Years. Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes and personal property taxes for the Property due and payable during all Tax Years subsequent to the Closing Tax Year. All real estate and personal property tax refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority: first, to pay the costs and expenses (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with obtaining such tax refund or credit; second, to pay any amounts due to any past or present tenant of the Property as a result of such tax refund or credit to the extent required pursuant to the terms of the Leases; and third, apportioned between Buyer and Seller as follows:
(a)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during the Closing Tax Year (regardless of the year for which such taxes are assessed), such refunds and credits shall be apportioned between Buyer and Seller in the manner provided in Section 6.3;
(b)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period prior to the Closing Tax Year (regardless of the year for which such taxes are assessed), Seller shall be entitled to the entire refunds and credits; and
(c)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period after the Closing Tax Year (regardless of the year for which such taxes are assessed), Buyer shall be entitled to the entire refunds and credits.
10.3.4	Survival. The provisions of this Section 10.3 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.
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ARTICLE 11 - DEFAULT

11.1	To Seller’s Obligations. If, on or before the Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) any of Buyer’s representations or warranties are, in the aggregate, untrue, inaccurate or incorrect, in any material respect, or (iii) the Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses(i), (ii) or (iii) continues for five (5) business days after written notice from Seller to Buyer, which written notice shall detail such default, untruth or failure, as applicable, then Seller may elect to (a) terminate this Agreement by written notice to Buyer, promptly after which the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement; or (b) waive the condition and proceed to close the Transaction. If this Agreement is so terminated, then Seller shall be entitled to the Deposit as liquidated damages, and thereafter neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it survives the termination of this Agreement. THE AMOUNT PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES PURSUANT TO THE FOREGOING PROVISIONS SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY IF BUYER FAILS TO CLOSE THE PURCHASE OF THE PROPERTY. THE PARTIES HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT THE AMOUNT OF THE DEPOSIT PLUS ANY INTEREST ACCRUED THEREON REPRESENTS THE PARTIES’ REASONABLE ESTIMATE OF SUCH DAMAGES. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 11.1, SELLER AND BUYER AGREE THAT THIS LIQUIDATED DAMAGES PROVISION IS NOT INTENDED AND SHOULD NOT BE DEEMED OR CONSTRUED TO LIMIT IN ANY WAY BUYER’S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT.

Seller’s Initials: __________ Buyer’s Initials: __________

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11.2	To Buyer’s Obligations. If, at the Closing, (i) Seller is in default of any of its obligations hereunder, or (ii) any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for five (5) business days after written notice from Buyer to Seller, which written notice shall detail such default, untruth or failure, as applicable, then Buyer shall have the right to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the Transaction, or (c) seek specific performance of this Agreement by Seller. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within thirty (30) days after the occurrence of Seller’s default. Buyer agrees that its failure to timely commence such an action for specific performance within such thirty (30) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property. If Buyer has elected to pursue the remedy of specific performance under clause (c) above against Seller, and it is judicially determined that Seller has willfully and intentionally caused a default such that specific performance is not a legally available remedy to Buyer as a result thereof, Buyer shall have the right to pursue a claim for money damages up to an amount not to exceed the Deposit.

ARTICLE 12 - CONDEMNATION/CASUALTY

12.1	Right to Terminate. If, after the Commencement Date and prior to the Closing Date, (a) any portion of the Property is taken by condemnation or eminent domain (or is the subject of a pending taking which has not yet been consummated), or (b) any portion of the Property is damaged or destroyed (excluding routine wear and tear), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If the Property is the subject of a Major Casualty/Condemnation that occurs after the Commencement Date, Buyer shall have the right to terminate this Agreement by giving written notice to Seller no later than ten (10) business days after the giving of Seller’s notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to so elect in writing to terminate this Agreement within such ten (10) business day period shall be deemed an election not to terminate this Agreement. If this Agreement is terminated pursuant to this Section 12.1, the Deposit shall be returned to Buyer and, thereafter, this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement.
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12.2	Allocation of Proceeds and Awards. If a condemnation or casualty occurs after the Commencement Date and this Agreement is not terminated as permitted pursuant to the terms of Section 12.1, then this Agreement shall remain in full force and effect, Buyer shall acquire the remainder of the Property upon the terms and conditions set forth herein and at the Closing:
(a)	if the awards or proceeds, as the case may be, have been paid to Seller prior to Closing, Buyer shall receive a credit at Closing equal to (i) the amount of any such award or proceeds on account of such condemnation or casualty, plus (ii) if a casualty has occurred and such casualty is an insured casualty, an amount equal to Seller’s deductible with respect to such casualty, less (iii) an amount equal to the Seller-Allocated Amounts; and
(b)	to the extent that such award or proceeds have not been paid to Seller prior to Closing, (i) if a casualty has occurred and such casualty is an insured casualty, Buyer shall receive a credit at Closing equal to Seller’s deductible with respect to such casualty, less an amount equal to the Seller-Allocated Amounts, and (ii) Seller shall assign to Buyer at the Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, such awards or proceeds; provided, however, that within one (1) business day after receipt of such awards or proceeds, Buyer shall pay to Seller an amount equal to the Seller-Allocated Amounts not previously paid to Seller.
12.3	Insurance. Seller shall maintain the property insurance coverage currently in effect for the Property, or comparable coverage, through the Closing Date.
12.4	Waiver. The provisions of this Article 12 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 12.
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ARTICLE 13 - ESCROW PROVISIONS

The Deposit and any other sums (including, without limitation, any interest earned thereon) which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)	The Escrow Agent shall invest the Escrow Deposits in government insured interest-bearing instruments reasonably satisfactory to both Buyer and Seller, shall not commingle the Escrow Deposits with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.
(b)	If the Closing occurs, the Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.
(c)	If for any reason the Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits and all interest earned thereon to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Subsection (c). If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits or the interest earned thereon, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice (provided, however, that if Buyer terminates this Agreement prior to the expiration of the Due Diligence Period, the Escrow Agent shall return the Deposit to Buyer promptly after providing written notice to Seller), the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.
(d)	The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of
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its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

(e)	Buyer shall pay any income taxes on any interest earned on the Escrow Deposits. Buyer represents and warrants to the Escrow Agent that its taxpayer identification number is 45-3116078.
(f)	The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Escrow Deposits and the interest earned thereon, in escrow, and shall disburse the Escrow Deposits, and the interest earned thereon, pursuant to the provisions of this Article 13.

The provisions of this Article 13 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

ARTICLE 14 - LEASING MATTERS

14.1	New Leases; Lease Modifications. After the Commencement Date, except as may be permitted by the terms of this Section 14.1, Seller shall not, without Buyer’s prior written consent in each instance, which consent must be given or denied, with the reasons for such denial specified in reasonable detail, within five (5) business days after receipt by Buyer of the information referred to in the next sentence, (a) enter into a New Lease; (b) modify or amend any Pre-Commencement Date Lease (except pursuant to the exercise by a tenant of a renewal, extension or expansion option or other right contained in such tenant’s Lease); or (c) consent to any assignment or sublease in connection with any Lease. Seller shall furnish Buyer with a written notice of the proposed transaction which shall contain information that Seller believes is reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed action. If Buyer fails to object in writing to any such proposed action within five (5) business days after receipt of the aforementioned information, Buyer shall be deemed to have approved the proposed action. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such action that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such action that is proposed between the expiration of the Due Diligence Period and the Closing. Notwithstanding the foregoing, if any Lease requires that the landlord’s consent be given under the applicable circumstances (or not be unreasonably withheld, conditioned or delayed), then Buyer shall be deemed ipso facto to have approved such action. Any notice from Buyer
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rejecting the proposed action shall include a description of the reasons for Buyer’s rejection. If Buyer rejects any action proposed during the Due Diligence Period, Seller nevertheless retains full right, power and authority to execute such documents as are necessary to effect such action, and Seller shall promptly advise Buyer of the same. The foregoing notwithstanding, in the event Buyer has rejected any action that was proposed during the Due Diligence Period and, thereafter, Seller notifies Buyer that Seller intends to effect such proposed action, Buyer shall have the right, within five (5) business days after receipt of Seller’s notice that Seller has taken such action, to elect to terminate this Agreement by the delivery to Seller of a written notice of termination, in which case the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement. If Buyer fails to notify Seller within such time period, Buyer shall be deemed to have fully waived any rights to terminate this Agreement pursuant to this Section 14.1. Seller shall deliver to Buyer a true and complete copy of each such New Lease, renewal or extension agreement, modification, or amendment, as the case may be, promptly after the execution and delivery thereof.

14.2	Lease Enforcement. Seller shall have the right, but not the obligation (except to the extent that Seller’s failure to act shall constitute a waiver of such rights or remedies), to enforce the rights and remedies of the landlord under any Lease, by summary proceedings or otherwise (including, without limitation, the right to remove any tenant), and to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reason of any defaults by tenants, and the exercise of any such rights or remedies shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer.
14.3	Lease Expenses. At Closing, Buyer shall reimburse Seller for any and all Reimbursable Lease Expenses to the extent that the same have been paid or incurred by Seller prior to Closing. In addition, at Closing, (i) Buyer shall assume Seller’s obligations to pay, when due (whether on a stated due date or accelerated) any Reimbursable Lease Expenses unpaid as of the Closing, and (ii) Buyer hereby agrees to indemnify and hold Seller harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) with respect to such Reimbursable Lease Expenses which remain unpaid for any reason at the time of Closing, which obligations of Buyer shall survive the Closing and shall not be merged therein. Each party shall make available to the other all records, bills, vouchers and other data in such party’s control verifying Reimbursable Lease Expenses and the payment thereof.
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ARTICLE 15 - MISCELLANEOUS

15.1	Buyer’s Assignment.
(a)	Buyer shall not assign this Agreement or its rights hereunder, directly or indirectly through the sale or transfer of direct or indirect interests in Buyer, other than to a Permitted Assignee that satisfies the requirements and conditions of this Section 15.1 below.
(b)	In the event Buyer intends to assign its rights hereunder to a Permitted Assignee:
(i)	Buyer shall send Seller written notice at least seven (7) business days prior to the Closing Date, which notice shall include the legal name and structure of the Permitted Assignee and evidence reasonably satisfactory to Seller of the valid legal existence of the Permitted Assignee and of the authority of the Permitted Assignee to execute and deliver any and all documents required of Buyer under the terms of this Agreement; and
(ii)	Buyer and the Permitted Assignee shall execute an assignment and assumption of this Agreement pursuant to which Buyer’s obligations hereunder are expressly assumed by the Permitted Assignee and which shall provide for the joint and several liability condition set forth in Section 15.1(c)(ii).
(c)	Notwithstanding any provision in this Agreement to the contrary:
(i)	Any permitted assignment by Buyer shall not relieve Buyer of any of its obligations and liabilities hereunder including obligations and liabilities which survive the Closing or the termination of this Agreement, nor shall any such assignment alter, impair or relieve such assignee from the waivers, acknowledgements and agreements of Buyer set forth herein, including, but not limited to, those set forth in Article 5, Article 9 and Article 10 hereof, all of which will be binding upon the proposed assignee;
(ii)	Upon any such assignment the Buyer and the Permitted Assignee shall be and remain jointly and severally liable for the obligations and liabilities of Buyer under this Agreement; and
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(iii)	No transfer by Buyer of any interest in this Agreement and no transfers of direct or indirect interests in Buyer shall be permitted if the same would cause the representations and warranties made in Section 9.1.3 to be untrue, inaccurate or incomplete and Buyer covenants to cooperate with Seller’s requests to provide documentation reasonably necessary or desirable for Seller to verify that such representations and warranties are true, accurate and complete at all times prior to Closing. If Buyer fails to provide the requested documentation to Seller at least five (5) business days prior to the Closing Date, then Seller shall have the right, at its election, to postpone the Closing Date for a period not to exceed ten (10) days.
(d)	1031 Exchange. Seller acknowledges that Buyer may desire to effect a tax-deferred like-kind exchange with respect to its purchase of the Property pursuant to Section 1031 of the Internal Revenue Code and any similar provisions of State or local Law (an “Exchange”). Subject to the terms and provisions of this section, Seller shall reasonably cooperate with Buyer in effecting any Exchange; provided, however, in no event shall Seller be required to incur any delays, expenses or risk of ownership, title or conveyance in connection with such cooperation. Any Exchange will be structured by Buyer at its sole cost and expense such that Seller will have no obligation to acquire or enter into the chain of title to any property other than the Property. Seller’s sole obligation in connection with any Exchange shall be to review and execute certain customary documentation reasonably acceptable to Seller necessary to effectuate such Exchange in accordance with the foregoing and the applicable rules governing such exchanges. Seller shall not by this Agreement or acquiescence to any Exchange have its rights under this Agreement modified or diminished in any manner or be responsible for compliance with or be deemed to have warranted to Buyer that any Exchange in fact complies with Section 1031 of the Internal Revenue Code. Seller shall have the right to review and approve any documents to be executed by Seller in connection with any Exchange; provided, however, such approval shall not be unreasonably withheld, conditioned or delayed. Seller shall have no obligation to execute any documents or to undertake any action by which Seller would or might incur any liability or obligation not otherwise provided for in the other provisions of this Agreement. Neither the conveyance of title to the Property to Buyer’s designated intermediary, or qualified exchange accommodation title holder (if applicable), nor the Exchange shall amend or modify the representations, warranties and covenants of Buyer to Seller under this Agreement or the survival thereof pursuant to this Agreement in any respect, nor shall any such conveyance or Exchange result in a release of Buyer with respect to such representations, warranties and/or covenants. The Closing Date shall not be extended as a result of any Exchange. Buyer hereby agrees to indemnify, defend and hold Seller harmless from and against any and all Liabilities arising from any Exchange (other than what would have been applicable under this Agreement without such Exchange), which indemnification agreement shall
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expressly survive the Closing and not be merged therein. Buyer further acknowledges that any Exchange is at the request and initiation of Buyer, and Seller in no manner, expressly or implicitly, participated in or offered tax advice or planning to or for the benefit of Buyer. Buyer is relying solely upon the advice and counsel of professionals of the Buyer’s choice in structuring, executing and consummating any Exchange. Notwithstanding the foregoing provisions of this Section 15.1, Buyer shall deliver to Seller, at least ten (10) days prior to the Closing, written notice of the name and identity of the Person who will acquire title to the Property from Seller, together with copies of all documents that Seller will be requested to sign in connection with the Exchange. Notwithstanding anything to the contrary stated in this Agreement, in the event of an Exchange, all closing documents and any and all other instruments and/or documents to be executed in connection with the Exchange will be executed and delivered into escrow by Buyer at least five (5) days prior to the Closing.
15.2	Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:
(a)	Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.
(b)	Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction.
(c)	Escrow Agent hereby requests Seller to furnish to Escrow Agent Seller’s correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Escrow Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Escrow Agent, under penalties of perjury, that (i) Fee Seller’s correct taxpayer identification number is 20-0285269 and (ii) Leasehold Seller’s correct taxpayer identification number is 20-0285269.
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(d)	Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.
15.3	Survival/Merger. Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Purchase Price, the Deed and the other Closing Documents and the acceptance thereof shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.
15.4	Integration; Waiver. This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
15.5	Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State in which the Property is located.
15.6	Captions Not Binding; Exhibits. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.
15.7	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
15.8	Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
15.9	Notices. Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile or by e-mail or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or three (3) business days after being mailed by prepaid registered or certified mail, return receipt requested, to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.
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IF TO BUYER:	IREIT Business Manager & Advisor, Inc.
c/o Inland Real Estate Acquisitions, Inc.
1400 Preston Rd, Suite 400
Plano, TX 75093 Fax No.: 972-930-0222 Attention: Matthew Tice
Email: tice@inlandgroup.com

COPY TO:	The Inland Real Estate Group, Inc.
Law Department
2901 Butterfield Road
Oak Brook, IL 60523 Fax No.: 630-218-4900 Attention: David Neboyskey
Email: dneboyskey@inlandgroup.com

IF TO SELLER:	c/o Miller Capital Advisory, Inc. 5750 Old Orchard Road, Suite 400 Skokie, Illinois 60077 Fax No.: (847) 966-9628 Attn: Andrew R. Miller Email: amiller@miller-capital.com

COPY TO:	Greenberg Traurig, LLP 77 W. Wacker Drive, Suite 3100 Chicago, Illinois 60601 Fax No.: (312) 899-0427 Attention: Jason M. Toon, Esq. Email: toonj@gtlaw.com

15.10	Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
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15.11	No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument. Notwithstanding the foregoing, if the same is permitted pursuant to applicable Laws, Buyer shall be entitled to record a notice of lis pendens if Buyer is entitled to seek (and is actually seeking) specific performance of this Agreement by Seller in accordance with the terms of Section 11.2 hereof.
15.12	Additional Agreements; Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.
15.13	Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any amendment or modification hereof or any of the Closing Documents.
15.14	Maximum Aggregate Liability. Notwithstanding any provision to the contrary contained in this Agreement or the Closing Documents, the maximum aggregate liability of the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transaction, the Property, under this Agreement and under all Closing Documents (including, without limitation, in connection with the breach of any of Seller’s Warranties for which a claim is timely made by Buyer) shall not exceed One Million Dollars ($1,000,000). The provisions of this Section 15.14 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.
15.15	Time of Essence. Time is of the essence with respect to this Agreement.
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15.16	Jurisdiction. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.
15.17	Resolution of Disputes.
15.17.1	Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THIS AGREEMENT, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THAT RELATIONSHIP, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON-LAW OR STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT AND ALL OTHER AGREEMENTS AND INSTRUMENTS PROVIDED FOR HEREIN, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS
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WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY.

Seller’s Initials: __________ Buyer’s Initials: __________

15.18	Facsimile Signatures. Signatures to this Agreement transmitted by telecopy or electronic mail shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronic mailed signature and shall accept the telecopied or electronic mailed signature of the other party to this Agreement.
15.19	Attorneys’ Fees; Referee and Reference Proceeding Fees and Charges. Should any action or other proceeding (including any reference proceeding) be necessary to enforce any of the provisions of this Agreement or the various obligations or transactions contemplated hereto, or in the event of any dispute between the parties relating to this Agreement or the Property, the prevailing party will be entitled to recover, in addition to any other relief to which such party may be entitled, its actual attorneys’ fees and costs, and all referee and reference proceeding fees, costs and expenses, incurred in connection with the prosecution or defense, as the case may be, of such action. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees, costs and expenses” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostatting, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding, and shall include, specifically, all fees, costs and expenses of expert witnesses. The provisions of this Section 15.19 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date(s) set forth below to be effective as of the day and year first above written.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Andrew Miller
		Name:	Andrew Miller
		Title:	CEO
		Date:	3/10/14

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Andrew Miller
		Name:	Andrew Miller
		Title:	CEO
		Date:	3/10/14

[Signatures Continue on the Next Page]

Signature Page

To Purchase and Sale Agreement

BUYER:

IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Matthew Tice
Name:	Matthew Tice
Title	Agent
Date	3/10/14

Signature Page

To Purchase and Sale Agreement

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article 13 and Section 15.2.

In witness whereof, the undersigned has executed this Agreement as of March 10, 2014.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ James McIntosh
Name:	James McIntosh
Title:	V.P. & Sales Manager

EXHIBITS

Exhibit A Legal Description

Exhibit B List of Contracts

Exhibit C Form of Assignment and Assumption of Ground Lease

Exhibit D Form of Deed

Exhibit E Form of Bill of Sale

Exhibit F Form of Assignment of Leases

Exhibit G Form of Assignment of Intangible Property

Exhibit H Form of Notice to Tenants

Exhibit I Form of FIRPTA Affidavit

Exhibit J Form of Tenant Estoppel

Exhibit K Form of Title Affidavit

Exhibit L Notices of Litigation, Contract Defaults and Governmental Violations

Exhibit M List of Tenants

EXHIBIT A

LEGAL DESCRIPTION

Lot 1, MidTowne Addition, an addition to the City of Little Rock, Pulaski County, Arkansas.

Exhibit A – Page 1

EXHIBIT B

LIST OF CONTRACTS

  Metro Services: parking lot sweeping
  BFI Waste Services LLC (d/b/a Allied Waste Services of Little Rock/Republic Services of Little Rock): trash removal and cardboard recycling
  Mallfinder Network LLC (d/b/a Placewise Media): website development and services agreement
  Bill Stain Landscape, Inc. (d/b/a U.S. Lawns): landscaping maintenance
  Carden Farms LLC: landscape and concrete improvments
  Maintenance of Arkansas, Inc.: porter service
  Flake & Kelley Management, Inc. (d/b/a Flake & Kelley Commercial): agreement for services
  Marking Systems, Inc.: snow removal
  Superior Protection Services, Inc.: security services

Exhibit B, Page 1

EXHIBIT C

FORM OF

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

This Assignment and Assumption of Ground Lease (this “Assignment”) is made as of the ___ day of ____________, 2014 by and among IMI MTLR LLC, an Arkansas limited liability company (“Fee Seller”), IMI MTLR II LLC, an Arkansas limited liability company (“Leasehold Seller”, together with Fee Seller, “Seller”) and [INSERT NAME OF BUYER], [INSERT ORGANIZATIONAL INFO FOR BUYER] (“Buyer”).

R E C I T A L S

A. This Assignment is executed and delivered pursuant to that certain Purchase and Sale Agreement (as the same may have been amended, the “Purchase and Sale Agreement”) dated as of _______________, 2014, by and between Seller and Buyer in which Seller, among other things, agreed to sell and Buyer agreed to purchase the land described in Schedule 1 attached hereto (the “Land”) and purchase the improvements located thereon.

B. All capitalized terms that are used but not defined herein shall have the same meanings ascribed to such terms in the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Assignment and Assumption.
a.	For good and valuable consideration Fee Seller hereby sells, assigns, conveys and contributes to Buyer, and Buyer hereby accepts all of Fee Seller’s right, title and interest in and to the Ground Lease relating to the Real Property as set forth on Schedule 2 attached hereto, and Buyer hereby assumes all of Fee Seller’s obligations under the Ground Lease set forth on Schedule 2 first arising or accruing from and after Closing Date.
b.	For good and valuable consideration Leasehold Seller hereby sells, assigns, conveys and contributes to Buyer, and Buyer hereby accepts all of Leasehold Seller’s right, title and interest in and to the Ground Lease relating to the Real Property as set forth on Schedule 2 attached hereto, and Buyer hereby assumes all of Leasehold Seller’s obligations under the Ground Lease set forth on Schedule 2 first arising or accruing from and after Closing Date.

2.	Warranty.
a.	Fee Seller represents and warrants to Buyer that it is the owner of the lessor's interest in the Ground Lease, that such Ground Lease is free and clear of all liens, charges and encumbrances other than the exceptions listed on Schedule 3 attached hereto (the “Permitted Exceptions”), and Fee Seller warrants and defends title to the Ground Lease unto Buyer, its successors and assigns, against any person or entity claiming, or to claim, the same or any part thereof, subject only to the Permitted Exceptions.
b.	Leasehold Seller represents and warrants to Buyer that it is the owner of the lessee's interest in the Ground Lease, that such Ground Lease is free and clear of all liens, charges and encumbrances other the Permitted Exceptions, and Leasehold Seller warrants and defends title to the Ground Lease unto Buyer, its successors and assigns, against any person or entity claiming, or to claim, the same or any part thereof, subject only to the Permitted Exceptions.

3. Indemnification. Seller shall defend, indemnify and hold harmless Buyer from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Buyer by reason of the failure of Seller to fulfill, perform, discharge, and observe its obligations with respect to the Ground Lease arising or accruing before the Closing Date. Buyer shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe the obligations assumed by it under this instrument with respect to the Ground Lease first arising or accruing from and after the Closing Date.

4. Purchase and Sale Agreement Applies. The covenants, agreements, representations, warranties, indemnities and limitations provided in the Purchase and Sale Agreement with respect to the Ground Lease conveyed hereunder (including, without limitation, the limitations of liability provided in the Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Buyer and Seller and their respective successors and assigns; subject, however, in any event, to any limitations or restrictions with respect thereto provided for in the Purchase and Sale Agreement.

5. Counterparts; Facsimile.  This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Assignment.  To facilitate execution of this Assignment, the parties may execute and exchange by telephone facsimile or email counterparts of the signature pages.

[signature page follows]

Exhibit C, Page 2

IN WITNESS WHEREOF, this Assignment and Assumption of Ground Lease has been duly executed and delivered as of the day and year set forth above.

FEE SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

STATE OF	)
) SS
COUNTY OF	)

I,                             , a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                       personally known to me to be the                       of Miller Capital Advisory, Inc, an Illinois corporation, as manager of Institutional Mall Investors LLC, a Delaware limited liability company, as sole member of IMI MTLR LLC, an Arkansas limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such                          , he/she signed and delivered the said instrument, with full authority, as his/her free and voluntary act, and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this     day of _____________, 2014.

______________________________________
Notary Public

My Commission Expires:

Exhibit C, Page 3

LEASEHOLD SELLER:

IMI II MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

STATE OF	)
) SS
COUNTY OF	)

I,                             , a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                       personally known to me to be the                       of Miller Capital Advisory, Inc, an Illinois corporation, as manager of Institutional Mall Investors LLC, a Delaware limited liability company, as sole member of IMI II MTLR LLC, an Arkansas limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such                          , he/she signed and delivered the said instrument, with full authority, as his/her free and voluntary act, and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this     day of _____________, 2014.

______________________________________
Notary Public

My Commission Expires:

Exhibit C, Page 4

BUYER

_______________________, a(n)_____________

By:
Name:
Title:

STATE OF	)
) SS
COUNTY OF	)

I,                             , a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                       personally known to me to be the                       of ___________________, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such                          , he/she signed and delivered the said instrument, with full authority, as his/her free and voluntary act, and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this     day of _____________, 2014.

______________________________________
Notary Public

My Commission Expires:

Exhibit C, Page 5

SCHEDULE 1

LEGAL DESCRIPTION

Lot 1, MidTowne Addition, an addition to the City of Little Rock, Pulaski County, Arkansas.

Exhibit C, Page 6

SCHEDULE 2

DESCRIPTION OF GROUND LEASE

Ground Lease Agreement, dated August 2, 2004, by and between Leasehold Seller (as successor-in-interest to Midtowne Little Rock Partners Limited Partnership), as lessee, and Fee Seller (as successor-in-interest to SPC Markham Limited Partnership), as lessor, as evidenced by that certain Memorandum of Ground Lease Agreement, recorded September 16, 2004 as Instrument Number 2004077431 in the records of Pulaski County, Arkansas, as amended by that certain (i) First Amendment to Ground Lease Agreement, dated September 13, 2011, as evidenced by that certain First Amendment to Memorandum of Ground Lease Agreement, recorded September 22, 2011 as Instrument Number 2011056140 in the records of Pulaski County, Arkansas, and (ii) Second Amendment to Ground Lease Agreement, dated September 15, 2011.

Exhibit C, Page 7

SCHEDULE 3

PERMITTED EXCEPTIONS

(to be attached)

Exhibit C, Page 8

EXHIBIT D

FORM OF DEED

[SUBJECT TO ANY FORMAT CHANGES REQUIRED BY THE APPLICABLE STATE AND COUNTY FOR RECORDING PURPOSES]

FORM OF DEED

SPECIAL WARRANTY DEED

STATE OF ARKANSAS	§
	§	KNOW ALL MEN BY THESE PRESENTS
COUNTY OF PULASKI	§

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, IMI MTLR LLC, an Arkansas limited liability company (“Grantor”), hereby grants, bargains, sells and conveys to _________________, a(n) _______________ (“Grantee”), that certain real property located in the County of Pulaski, State of Arkansas, more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “Land”), together with all of Grantor’s right, title and interest in and to the fixtures and improvements located on the Land (the “Improvements”), and together with all rights, privileges and easements appurtenant to the Land, all water, wastewater and other utility rights relating to the Land and any and all easements, rights-of-way and other appurtenances used in connection with the beneficial use and enjoyment of the Land, in each case to the extent assignable (the “Appurtenances”) (the Land, Improvements and Appurtenances collectively referred to as the “Property”).

This conveyance is being made by Grantor and accepted by Grantee subject to all covenants, conditions, restrictions, and other matters of record in the office of the County Recorder of Pulaski, State of Arkansas, and all non-delinquent taxes, bonds and assessments (collectively, the “Permitted Exceptions”).

Grantee further acknowledges and agrees that it is purchasing the Property as set forth in the Purchase and Sale Agreement, dated effective ____________, 2014, between Grantor and Grantee (the “Purchase Agreement”), subject to the following:

TO HAVE AND TO HOLD the Property, together with, all and singular, the rights and appurtenances thereto in anywise belonging, to Grantee and Grantee’s successors and assigns forever; and subject to the Permitted Exceptions, Grantor does hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend, all and singular, the Property unto the Grantee and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

Ad valorem taxes for the year of this deed have been prorated; accordingly, by its acceptance of this Deed, Grantee assumes responsibility to pay all ad valorem taxes on the Property for such year and all subsequent years.

Grantee’s mailing address: ___________________________________________________

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Deed has been executed by Transferor as of the _____ day of __________, 2014 to be effective as of the ________ day of __________, 2014.

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

STATE OF	)
) SS
COUNTY OF	)

On _______________, 2014, before me, the undersigned, a notary public in and for said State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that, by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

_______________________, Notary Public

My Commission Expires:

EXHIBIT E

FORM OF BILL OF SALE

THIS BILL OF SALE (this “Bill of Sale”), is made as of _______________, 2014 by and among IMI MTLR LLC, an Arkansas limited liability company (“Fee Seller”), IMI MTLR II LLC, an Arkansas limited liability company (“Leasehold Seller”, together with Fee Seller, “Seller”), and [INSERT NAME OF BUYER], [INSERT ORGANIZATIONAL INFO FOR BUYER] (“Buyer”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of _______________, 2014, by and between Seller and Buyer (as the same may be amended or modified, the “Sale Agreement”), Seller agreed to sell to Buyer, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Buyer and by assignment of even date herewith Seller assigned to Buyer Seller’s rights under certain leases relating to the Real Property, as more particularly described in such assignment (collectively, the “Leases”); and

WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, and Buyer hereby accepts all right, title and interest in and to (a) all tangible personal property owned by Seller that is located on the Real Property and used in the ownership, operation and maintenance of the Real Property, and (b) all books, records and files of Seller relating to the Real Property and the Leases, but specifically excluding from the items described in clauses (a) and (b) any Confidential Materials and any computer software that is licensed to Seller (herein collectively called the “Personal Property”).

This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller as more expressly set forth in the Sale Agreement and the other closing documents.

This Bill of Sale may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

If any term or provision of this Bill of Sale or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Bill of Sale or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale to be effective as of the date first set forth hereinabove.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

ACCEPTED:

BUYER:

[INSERT NAME OF BUYER],
[INSERT ORGANIZATIONAL INFO FOR BUYER]

By:

Name:

Title:

EXHIBIT F

FORM OF ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (this “Assignment”), is made as of _______________, 2014, by and among IMI MTLR LLC, an Arkansas limited liability company (“Fee Assignor”), IMI MTLR II LLC, an Arkansas limited liability company (“Leasehold Assignor”, together with Fee Assignor, “Assignor”), and [INSERT NAME OF BUYER], [INSERT ORGANIZATIONAL INFO FOR BUYER] (“Assignee”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of _______________, 2014, by and between Assignor and Assignee (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Assignor under such leases, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the space leases (“Leases”) with the tenants of the Real Property identified on Exhibit A attached hereto and incorporated herein by this reference. Assignee hereby accepts the foregoing assignment of the Leases.

2. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

3. Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

ASSIGNEE:

[INSERT NAME OF BUYER],
[INSERT ORGANIZATIONAL INFORMATION FOR BUYER]

By:
Name:
Title:

EXHIBIT G

FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY

THIS ASSIGNMENT OF INTANGIBLE PROPERTY (this “Assignment”), is made as of _______________, 2014, by and among IMI MTLR LLC, an Arkansas limited liability company (“Fee Assignor”), IMI MTLR II LLC, an Arkansas limited liability company (“Leasehold Assignor”, together with Fee Assignor, “Assignor”), and [INSERT NAME OF BUYER], [INSERT ORGANIZATIONAL INFO FOR BUYER] (“Assignee”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement, dated as of _______________, 2014, by and between Assignor and Assignee (as the same may be amended or modified, the “Sale Agreement”), Assignor agreed to sell to Assignee, inter alia, certain real property, the improvements located thereon and certain rights appurtenant thereto, all as more particularly described in the Sale Agreement (collectively, the “Real Property”). Initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s right, title and interest in, to and under the following, if and only to the extent the same may be assigned or quitclaimed by Assignor without expense to Assignor:

(a)	all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property (including all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements) that are described in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the “Contracts”); and
(b)	to the extent that the same are in effect as of the date hereof, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property (herein collectively called the “Licenses and Permits”); and
(c)	any guaranties and warranties in effect with respect to any portion of the Real Property or the Personal Property as of the date hereof.

Assignee hereby accepts the foregoing assignment of the interests described in this Section 1 (collectively, the “Intangible Property”).

2. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State in which the Property is located applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

3. Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth hereinabove.

ASSIGNOR:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

ASSIGNEE:

[INSERT NAME OF BUYER],
[INSERT ORGANIZATIONAL INFORMATION FOR BUYER]

By:
Name:
Title:

EXHIBIT H

FORM OF NOTICE TO TENANTS

____________________, 2014

Re: Notice of Change of Ownership of

[Name of Property]

[Property Address]

[City, State]

Ladies and Gentlemen:

You are hereby notified as follows:

That as of the date hereof, IMI MTLR II LLC, an Arkansas limited liability company, has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property (the “Property”) to [INSERT NAME OF BUYER] (the “New Owner”).

Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

Your security deposit, if any, has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.

Sincerely,

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

EXHIBIT I

FORM OF FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by [IMI MTLR LLC/IMI MTLR II LLC], an Arkansas limited liability company (“Seller”), the undersigned hereby certifies the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2. Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Code; and

3. Seller’s U.S. employer taxpayer identification number is _______________; and

4. Seller’s office address is ____________________.

Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under the penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

[Remainder of Page Intentionally Left Blank]

Dated: ____________________, 2014

[IMI MTLR LLC / IMI MTLR II LLC], an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:

EXHIBIT J

FORM OF TENANT ESTOPPEL

Tenant Estoppel Certificate Form

To:

[Entity TBD] (“Purchaser”)

[Address]

Attention:

Re: [Lease Agreement] dated (“Lease”),between IMI MTLR II LLC, as “Landlord”, and , as “Tenant”, for leased premises known as __________ (the “Premises”) of the property commonly known as Midtowne Little Rock (the “Property”).

1.     Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof:

a.      Dates of all amendments, letter agreements, modifications and waivers related to the Lease:

b.     Commencement Date:

c.      Expiration Date:

d.     Current Annual Base Rent:

e.      Current Annual Operating Expenses:

f.      Square Footage of Premises:

g.     Security Deposit Paid to Landlord:

h.     Renewal Options:

Additional Terms for ________ years at $ per year

i.       Termination Options:

Termination Date

Fees Payable

2.     Tenant further certifies to Purchaser that:

a.      the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

b.     the Lease has not been assigned and the Premises have not been sublet by Tenant;

c.      Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

d.     Tenant is open for business or is operating its business at the Premises;

e.      no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

f.      Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

g.     Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

h.     Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

i.       Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

j.       Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property; and

k.     Rent has been paid through ______ __, 2014.

3.	This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser’s interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer’s lender or its successors and assigns. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Tenant Estoppel Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date: , 2014.

EXHIBIT K

FORM OF TITLE AFFIDAVIT

Escrow No.
Title Order No.

The undersigned (“Owner”) hereby represents and warrants as follows to and for the benefit of First American Title Insurance Company (the “Title Company”):

1. Representatives of Owner have reviewed the preliminary report/commitment with an effective date of ____________________, 2014 (the “Title Report”).

2. To the knowledge of Owner, there are no unrecorded leases or occupancy agreements affecting the property described in Schedule A of the Title Report (the “Property”), or other parties in possession of the Property, except for leases with the tenants shown on Exhibit A attached hereto.

3. To the knowledge of Owner, there are no unrecorded claims against the Property, nor any set of facts by reason of which Owner’s title to the Property might be disputed or questioned except for (a) the leases with the tenants shown on Exhibit A, (b) matters shown on the Title Report, (c) matters as disclosed on the survey previously delivered to the Title Company, and (d) current taxes not delinquent. Owner has been in peaceable and undisputed possession of the Property since title was acquired.

4. Except as set forth on Exhibit B attached hereto, to the knowledge of Owner:

(a) within the last six (6) months, Owner has not (i) made, ordered or contracted for any construction, repairs, alterations or improvements to be made on or to the Property which have not been paid for in full, (ii) ordered materials for any such construction, repairs, alterations or improvements which have not been paid for in full, and (iii) attached any fixtures to the Property which have not been paid for in full; and

(b) there are no outstanding or disputed claims for any work or item referred to in subparagraph (a).

5. To the knowledge of Owner, there has been no violation of any covenants, conditions or restrictions of record affecting the Property and there are no disputes with any adjoining property owners as to the location of property lines, or the encroachment of any improvements.

All references herein to the “knowledge” of Owner or words of similar import shall refer only to the actual (and not constructive) knowledge of Andrew Miller, and shall not be construed to refer to the knowledge of any other officer, director, shareholder, employee, agent or representative of Owner, its members, or any affiliate of any of the foregoing, or to impose or have imposed upon such individuals any duty to investigate the matters to which such knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the aforementioned individuals arising out of any representations or warranties made herein.

This affidavit is made for the purpose of aiding the Title Company in determining the insurability of title to the Property, and to induce the Title Company to issue its policy of title insurance. This affidavit may be relied upon by the Title Company but may not be relied upon by any other person or entity.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, Owner has executed this affidavit as of _______________ 2014.

[IMI MTLR LLC / IMI MTLR II LLC], an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

By:
Name:
Title:
Date:

EXHIBIT L

NOTICES OF LITIGATION, CONTRACT DEFAULTS
AND GOVERNMENTAL VIOLATIONS

None

EXHIBIT M

LIST OF TENANTS

The Container Store
Pottery Barn
ULTA
Versona
Cantina Laredo
Williams-Sonoma
Ann Taylor Loft
Justice
Chico's
Jos A Bank
The Children's Place
James Avery
Massage Envy
J Jill
Pei Wei Asian Cuisine
White House Black Market
Soma Intimates
Big Orange Burger
Brighton Collectibles
Starbucks Coffee
Francesca's
Jackson Salon

EXHIBIT M-1

LEASE DISCLOSURES

  William Sonoma is currently paying percentage rent pursuant to the co-tenancy requirements under its lease.

  Potter Barn is currently paying percentage rent pursuant to the co-tenancy requirements under its lease.

EXHIBIT M-2

Required Tenants for Tenant Estoppels

The Container Store
Pottery Barn
ULTA
Versona
Cantina Laredo
Williams-Sonoma
Ann Taylor Loft
Justice
Chico's
Jos A Bank
The Children's Place
J Jill
Pei Wei Asian Cuisine
White House Black Market
Big Orange Burger

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”), dated as of April 9, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014 (the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

a.	Due Diligence Period. The Due Diligence Period is currently scheduled to expire at 5:00 p.m. Eastern Time on April 9, 2014. The parties hereby agree that the Due Diligence Period shall be extended to 2:00 p.m. Central Time on April 11, 2014.

b.	Title Commitment. The definition of “Title Commitment” in Article 1 of the Purchase Agreement is deleted in its entirety and replaced by the following:

“Title Commitment” shall mean a commitment to issue an owner’s policy of title insurance with respect to the Property issued by the Title Company, identified as File No. NCS-657556-CHI2 with an effective date of February 19, 2014.”

  Full Force and Effect; Conflict. Except as expressly provided in this First Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. To the extent of any conflict between the Purchase Agreement and this First Amendment, this First Amendment shall control.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ John Houren
		Name:	John Houren
		Title:	Vice President of Financial Reporting
and Controller

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ John Houren
		Name:	John Houren
		Title:	Vice President of Financial Reporting
and Controller

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Cathleen M. Hrtanek
Name:	Cathleen M. Hrtanek
Title:	Secretary

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”), dated as of April 11, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014 (as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 9, 2014, the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

a.	Due Diligence Period. The Due Diligence Period is currently scheduled to expire at 2:00 p.m. Central Time on April 11, 2014. The parties hereby agree that the Due Diligence Period shall be extended to 5:00 p.m. Central Time on April 14, 2014.

  Full Force and Effect; Conflict. Except as expressly provided in this Second Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. To the extent of any conflict between the Purchase Agreement and this Second Amendment, this Second Amendment shall control.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Cathleen M. Hrtanek
Name:	Cathleen M. Hrtanek
Title:	Secretary

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”), dated as of April 14, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014 (as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 9, 2014 and Second Amendment to Purchase and Sale Agreement dated as of April 11, 2014, the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

a.	Due Diligence Period. The Due Diligence Period is currently scheduled to expire at 5:00 p.m. Central Time on April 14, 2014. The parties hereby agree that the Due Diligence Period shall be extended to 5:00 p.m. Central Time on April 15, 2014.

  Full Force and Effect; Conflict. Except as expressly provided in this Third Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. To the extent of any conflict between the Purchase Agreement and this Third Amendment, this Third Amendment shall control.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Title:	SRVP

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment”), dated as of April 15, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement, dated April 9, 2014, that certain Second Amendment to Purchase and Sale Agreement, dated April 11, 2014, and that certain Third Amendment to Purchase and Sale Agreement, dated April 14, 2014 (together, the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

a.	Due Diligence Period. The Due Diligence Period is currently scheduled to expire at 5:00 p.m. Central Time on April 15, 2014. The parties hereby agree that the Due Diligence Period shall be extended 5:00 p.m. Central Time on April 17, 2014.

  Full Force and Effect; Conflict. Except as expressly provided in this Fourth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect. To the extent of any conflict between the Purchase Agreement and this Fourth Amendment, this Fourth Amendment shall control.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Fourth Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Cathleen M. Hrtanek
Name:	Cathleen M. Hrtanek
Title:	Secretary

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fifth Amendment”), dated as of April 17, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc.., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement, dated April 9, 2014, that certain Second Amendment to Purchase and Sale Agreement, dated April 11, 2014, that certain Third Amendment to Purchase and Sale Agreement, dated April 14, 2014 and that certain Fourth Amendment to Purchase and Sale Agreement dated April 15, 2014 (together, the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

    Due Diligence Period. The Due Diligence Period is currently scheduled to expire at 5:00 p.m. Central Time on April 17, 2014. The parties agree that the Due Diligence Period shall be extended to 5:00 p.m. Central Time on April 18, 2014.

  Full Force and Effect. Except as expressly provided in this Fifth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Fifth Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ Lou Quilici
Name:	Lou Quilici
Title:	SRVP IREIT BMA

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Sixth Amendment”), dated as of April 18, 2014, is by and between IMI MTLR LLC, an Arkansas limited liability company, IMI MTLR II LLC, an Arkansas limited liability company (collectively, “Seller”) and IREIT Business Manager & Advisor, Inc., an Illinois corporation (“Buyer”).

WITNESSETH

WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated as of March 10, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement, dated April 9, 2014, that certain Second Amendment to Purchase and Sale Agreement, dated April 11, 2014, that certain Third Amendment to Purchase and Sale Agreement, dated April 14, 2014, that certain Fourth Amendment to Purchase and Sale Agreement dated April 15, 2014 and that certain Fifth Amendment to Purchase and Sale Agreement dated April 17, 2014 (together, the “Purchase Agreement”), Seller agreed to sell and Buyer agreed to purchase the land and improvements known as Midtowne Little Rock Shopping Center, Little Rock, Arkansas (the “Property”).

WHEREAS, Buyer and Seller have agreed to make certain amendments and modifications to the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

    The parties agree that, pursuant to the terms of the Purchase Agreement, the Due Diligence Period has expired on April 18, 2014.

    Buyer hereby waives its right to terminate the Purchase Agreement pursuant to Section 5.3 of the Agreement.

    The Closing Date shall mean “April 28, 2014”.

    The Purchase Price is hereby reduced by $250,000 from $41,700,000 to $41,450,000.

    Buyer shall have the right to extend the Closing Date for fifteen (15) additional days from April 28, 2014 until May 13, 2014 (“Extension Option”). If Buyer elects to exercise the Extension Option, Buyer must provide written notice to Seller by April 25, 2014. Upon Buyer’s exercise of the Extension Option (and as a condition for the effectiveness of such exercise), Buyer shall deposit the non-refundable sum of One Million Dollars ($1,000,000) to the Escrow Agent.

    Buyer confirms the Closing condition set forth in Section 8.2(c) of the Purchase Agreement is satisfied.

    The following Seller Representation is hereby added as Section 9.2.2(h): “As of the expiration of the Due Diligence Period, Seller has not received a written notice from James Avery Craftsman, Inc. to terminate such tenant’s Lease.”

    Seller agrees to use commercially reasonable efforts to work with Buyer to obtain an amendment to the Lease with James Avery Craftsman, Inc.; provided, however, obtaining such amendment shall not be a condition to Closing.

  Full Force and Effect. Except as expressly provided in this Sixth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

  Definitions. Any capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement.

  Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and assigns.

  Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Sixth Amendment as of the date first written above.

SELLER:

IMI MTLR LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

IMI MTLR II LLC, an Arkansas limited liability company

By:	Institutional Mall Investors LLC, a Delaware limited liability company, its sole member

	By:	Miller Capital Advisory, Inc., an Illinois corporation, its manager

		By:	/s/ Matthew R. Trudeau
		Name:	Matthew R. Trudeau
		Title:	First Vice President

BUYER:
IREIT BUSINESS MANAGER & ADVISOR, INC., an Illinois corporation

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer & CAO